File No. 811-5270
                                                                        33-16338


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

      Pre-Effective Amendment No.                                       [  ]


      Post-Effective Amendment No. 75                                   [ X ]


                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]


      Amendment No. 75                                                  [ X ]


                        (Check appropriate box or boxes.)

                         THE DREYFUS/LAUREL FUNDS, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                             The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----
            on     (date)      pursuant to paragraph (b)
      ----

            60 days after filing pursuant to paragraph (a)(i)
      ----

       X    on March 1, 2000 pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

      The following post-effective amendment to the Registrant's Registration Statement on Form N-1A relates only to Dreyfus Premier Small Cap Value Fund and Dreyfus Disciplined Smallcap Stock Fund and does not affect the Registration Statement of the following series of the Registrant:

                         DREYFUS BOND MARKET INDEX FUND
               DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                       DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
                   DREYFUS INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                          DREYFUS MONEY MARKET RESERVES
                           DREYFUS MUNICIPAL RESERVES
                     DREYFUS BASIC S&P 500 STOCK INDEX FUND
                         DREYFUS U.S. TREASURY RESERVES
                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
                    DREYFUS PREMIER LIMITED TERM INCOME FUND
                         DREYFUS DISCIPLINED STOCK FUND
                     DREYFUS PREMIER TAX MANAGED GROWTH FUND
                          DREYFUS PREMIER BALANCED FUND
                    DREYFUS PREMIER LARGE COMPANY STOCK FUND
                        DREYFUS PREMIER MIDCAP STOCK FUND
                    DREYFUS PREMIER SMALL COMPANY STOCK FUND
                          DREYFUS TAX-SMART GROWTH FUND


Dreyfus

Disciplined Smallcap

Stock Fund

Investing in small-cap stocks for investment returns that surpass the Standard & Poor's SmallCap 600((reg.tm)) Index


PROSPECTUS March 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE FUND
----------------------------------------------------

                             2    Goal/Approach

                             3    Main Risks

                             4    Past Performance

                             5    Expenses

                             6    Management

                             7    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                             8    Account Policies

                            11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                            16    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  INFORMATION ON THE FUND'S RECENT STRATEGIES
AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/ SEMIANNUAL REPORT (SEE BACK COVER).

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

The Fund

Dreyfus Disciplined Smallcap Stock Fund
                                                -------------------------------

Ticker Symbol: DDSSX

GOAL/APPROACH


The fund seeks total investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600((reg.tm)) Index ("S&P SmallCap 600"). This objective may be changed without shareholder approval. To pursue its goal, the fund invests in a blended portfolio of growth and value stocks of small-capitalization companies chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.


In selecting securities, Dreyfus uses a computer model to identify and rank stocks within an industry, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound) GROWTH, in this case the sustainability or growth of earnings

(pound) FINANCIAL PROFILE, which measures the financial health of the company

Dreyfus then uses fundamental analysis to select the most attractive of the top-ranked securities and to determine those issues that should be sold. Dreyfus uses information technology as well as Wall Street sources and company management to stay abreast of current developments.

Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P SmallCap 600.

Concepts to understand


SMALL-CAPITALIZATION COMPANIES: new and often entrepreneurial companies. Small-cap companies tend to grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. They are also more volatile than larger companies and fail more often. The fund generally invests in companies having market capitalizations from $100 million to $2 billion, and may purchase securities of companies in initial public offerings or shortly thereafter.


S&P SMALLCAP 600: an unmanaged index consisting of the stocks of 600 publicly traded U.S. companies chosen for market size, liquidity and industry-group representation. The stocks comprising the S&P SmallCap 600 index have market capitalizations ranging from $50 million to $2 billion.


<PAGE 2>

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money. Small companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of large, established companies. The prices of securities purchased in initial public offerings or shortly thereafter may be very volatile. Some of the fund's investments will rise and fall based on investor perception rather than economics.


By investing in a mix of growth and value companies, the fund assumes the risks of both and may achieve more modest gains than funds that use only one investment style. Because the stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the manager believes is their full market value, or that their intrinsic values may fall. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.



Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not acheive its investment objective.


Other potential risks

The fund may invest in options, futures and foreign currencies to hedge the fund's portfolio and also to increase returns. There is the risk that such practices may reduce returns or increase volatility.


The fund may invest in securities of foreign issuers, which carry additional risks such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information and political instability.


The fund is not an index fund. The fund may hold securities not listed in the S& P SmallCap 600 and may hold fewer securities than the index, either of which could cause the fund to underperform the index.


At times, the fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.



<PAGE 3>

PAST PERFORMANCE


The tables below show some of the risks of investing in the fund. The first table shows the fund's performance for calendar year 1999. The second table compares the fund's performance over time to that of the S&P SmallCap 600, an unmanaged index of small-cap stock performance. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)


                                                                           X.XX
     90      91      92      93      94      95      96      97      98      99


BEST QUARTER:                                 QX '99          X.XX%

WORST QUARTER:                                QX '99          X.XX%
                        --------------------------------------------------------


Average annual total return AS OF 12/31/98

                                                                      Since
                                                                     inception


                                                     1 Year          (9/30/98)
                        --------------------------------------------------------

FUND                                                    X.XX%            X.XX%




S&P SMALLCAP 600                                        X.XX%            X.XX%


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.



<PAGE 4>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load).
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                  1.00%

FOR REDEMPTIONS OR EXCHANGES OF SHARES

MADE WITHIN SIX MONTHS OF THEIR ISSUANCE
--------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                          1.25%

Rule 12b-1 fee                                          0.25%

Other expenses                                          0.00%

--------------------------------------------------------

TOTAL                                                   1.50%
--------------------------------------------------------

Expense example


1 Year             3 Years           5 Years                   10 Years
-------------------------------------------------------------------------

$153                 $474              $XXX                      $XXX


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to The Dreyfus Corporation for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.


RULE 12B-1 FEE: the fee paid to Mellon Bank, N.A. and its affiliates for shareholder service and to the fund's distributor for shareholder service and distribution expenses. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Fund


<PAGE 5>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 1.25% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion in assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.



Gene F. Cervi, CFA, has been employed by Dreyfus as the fund's portfolio manager since its inception. Mr. Cervi is also director of investment research for Laurel Capital Advisors, an affiliate of Dreyfus, and a vice president of Mellon Bank, which he joined in 1982.


Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.


Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.



Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.



<PAGE 6>

FINANCIAL HIGHLIGHTS


This table describes the fund's performance for the fiscal periods indicated.
"Total return" shows how much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been independently audited by __________, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                            YEAR ENDED                PERIOD ENDED
                                                                            OCTOBER 31,                 OCTOBER 31,
                                                                               1999                        1998(1)
--------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                                                                       12.50

Net realized and unrealized gain (loss) on investments                                                       .56

Net asset value, end of period                                                                             13.06

Total return (%)(2)                                                                                         4.48(3)
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)1                                                                3.13(3)

Ratio of net investment (loss) to average net assets (%)                                                    (.02)(3)

Portfolio turnover rate (%)                                                                                 2.58(3)
--------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                      5,429

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(2)  EXCLUSIVE OF REDEMPTION FEE.

(3)  NOT ANNUALIZED.

The Fund



<PAGE 7>

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.
                        --------------------------------------------------------

Minimum investments

                                                Initial      Additional
                        --------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR
                                                             TELETRANSFER
INVESTMENTS

TRADITIONAL IRAS                                $750         NO MINIMUM

SPOUSAL IRAS                                    $750         NO MINIMUM

ROTH IRAS                                       $750         NO MINIMUM

EDUCATION IRAS                                  $500         NO MINIMUM
                                                             AFTER THE FIRST
YEAR

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand


NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.



<PAGE 8>

Selling shares


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:

(pound) if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment

(pound) if you are selling or exchanging shares within six months of their issuance, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment

                        -------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                        Minimum       Maximum
                        -------------------------------------------------------


CHECK                          NO MINIMUM    $250,000 PER DAY

WIRE                           $1,000        $500,000 FOR JOINT ACCOUNTS
                                             EVERY 30 DAYS

TELETRANSFER                   $500          $500,000 FOR JOINT ACCOUNTS
                                             EVERY 30 DAYS



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:


(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days


(pound)  requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment



<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

(pound) refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

(pound) refuse any purchase or exchange request in excess of 1% of the fund's total assets

(pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound)  change its minimum investment amounts

(pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.



<PAGE 10>


DISTRIBUTIONS AND TAXES


THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income, and distributes any net capital gains it has realized, once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for

distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.


The table at right can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.



Your Investment


<PAGE 11>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.


<PAGE 12>

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Other than the redemption fee described under "Account Policies -- Selling Shares," there is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.


Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.



For 24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you.


Retirement plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

(pound)  for traditional, rollover, Roth and Education IRAs, call 1-800-645-656

(pound) for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

Your Investment

<PAGE 13>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to Boston Safe Deposit and Trust Company, with these instructions:

   * ABA# 011001234

   * DDA# 044210

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


WIRE Have your bank send your investment to Boston Safe Deposit and Trust Company, with these instructions:

* ABA# 011001234

* DDA# 044210

* the fund name

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "4000" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.


<PAGE 14>

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9671, Providence, RI 02940-9671

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment



<PAGE 15>

 INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

           In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

           By Telephone


WIRE Have your bank send your investment to Boston Safe Deposit and Trust Company, with these instructions:

* ABA# 011001234

* DDA# 044210

* the fund name

* your account number

* name of investor

* the contribution year

ELECTRONIC CHECK  Same as wire, but insert "4000" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

           Automatically

   WITHOUT ANY INITIAL INVESTMENT  Call us
to request a Dreyfus Step Program form. Complete and return the form along with your application.

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.


<PAGE 16>

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required.

Mail in your request (see "To Open an Account" at left).


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:


  THE DREYFUS TRUST COMPANY, CUSTODIAN


  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment


<PAGE 17>

For More Information

                        Dreyfus Disciplined Smallcap Stock Fund

                        A series of The Dreyfus/Laurel Funds, Inc.
                        -----------------------------

                        SEC file number:  811-5270

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal period.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation                                  041P0300




Dreyfus Premier Small Cap Value Fund

Investing in small-cap value stocks for investment returns that exceed the Russell 2000((reg.tm)) Value Index


PROSPECTUS March 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier Small Cap Value Fund
                                           -----------------------------

                                           Ticker Symbols  CLASS A: N/A

                                                        CLASS B: N/A

                                                        CLASS C: N/A

                                                        CLASS R: N/A


                                                        CLASS T: N/A


Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4


Financial Highlights                                                      5


Your Investment
--------------------------------------------------------------------------------


Account Policies                                                          7

Distributions and Taxes                                                  10

Services for Fund Investors                                              10

Instructions for Regular Accounts                                        12

Instructions for IRAs                                                    13


For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH


The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2000((reg.tm)) Value Index ("Russell 2000"). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of total assets in stocks of small- and mid-capitalization companies (those whose market value is between $100 million and $3 billion) that are publicly traded in the United States. Dreyfus uses a disciplined process that combines computer modeling techniques, fundamental analysis and risk management to select undervalued stocks for the fund.


Dreyfus uses a computer model to identify and rank undervalued stocks. Undervalued stocks are normally characterized by relatively low price-to-earnings and low price-to-book ratios. The model analyzes how a stock is priced relative to its perceived intrinsic value.

Next, Dreyfus uses fundamental analysis to select the most attractive of the top-ranked securities, drawing on information technology as well as Wall Street sources and company management.


Then the portfolio is constructed so that its sector weightings and risk characteristics are similar to those of the Russell 2000.


Concepts to understand

SMALL COMPANIES: new and often entrepreneurial companies. Small companies tend to grow faster than large-cap companies, but are also more volatile and have a higher failure rate.

COMPUTER MODEL: evaluates and ranks a universe of over 2,000 stocks. Dreyfus reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.


RUSSELL 2000: an unmanaged index of small-cap value stock performance.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Small and mid-size companies carry additional risks because their operating histories may be more limited, their earnings less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Some of the fund's investments will rise and fall based on investor perception rather than economics.

The fund's investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or their prices may go down. While the fund's investments in value stocks may limit the overall downside risk of the fund over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.


Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the Russell 2000, the fund holds fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

Other potential risks

The fund may invest some assets in options and futures. These practices are used to hedge the fund's portfolio or to increase returns. There is the risk that such practices may reduce returns or increase volatility.

At times, the fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.


The fund may invest in securities of foreign issuers, which carry additional risks such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information and political instability.


The Fund



<PAGE 1>

PAST PERFORMANCE


The tables below show some of the risks of investing in the fund. The first table shows the performance of the fund's Class A shares for calendar year 1999. These performance figures do not reflect sales loads, and would be lower if they did. The second table compares the performance of Class A, B, C and R shares over time to that of the Russell 2000, a widely recognized unmanaged index of small-cap value stock performance. These returns reflect any applicable sales loads. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results. Since Class T shares are new, past performance information is not included in this section of the prospectus for that class. Performance for Class T shares will vary from the performance of the fund's other share classes due to differences in charges and expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                                                         x.xx
    90    91    92    93    94    95    96    97    98    99

BEST QUARTER:                    QX '99                              X.XX%

WORST QUARTER:                   QX '99                              X.XX%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                   Inception                                                             Since
                                                      date                             1 Year                          inception
--------------------------------------------------------------------------------------------------------------------------------

CLASS A                                             (4/1/98)                             X.XX%                            X.XX%

CLASS B                                             (4/1/98)                             X.XX%                            X.XX%

CLASS C                                             (4/1/98)                             X.XX%                            X.XX%

CLASS R                                             (4/1/98)                             X.XX%                            X.XX%

RUSSELL 2000                                                                             X.XX%                            X.XX%







<PAGE 2>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the tables below.


Fee table

                                                               CLASS A       CLASS B       CLASS C        CLASS R       CLASS T
--------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                           5.75          NONE          NONE           NONE         4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                NONE*         4.00          1.00           NONE         NONE*
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                    1.25          1.25          1.25           1.25         1.25

Rule 12b-1 fee                                                      .25          1.00          1.00           NONE          .50

Other expenses                                                      .00           .00           .00            .00          .00**
---------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                              1.50          2.25          2.25           1.25         1.75


*  SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF
REDEEMED WITHIN ONE YEAR.


** "OTHER EXPENSES" FOR CLASS T SHARES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR BASED ON THE APPLICABLE AMOUNTS FOR CLASS A, B, C
AND R SHARES FOR THE FUND'S LAST FISCAL YEAR.


Expense example

                                            1 Year              3 Years               5 Years              10 Years
--------------------------------------------------------------------------------------------------------------------------------

CLASS A                                      $719              $1,022                $1,346                $2,263


CLASS B
WITH REDEMPTION                              $628              $1,003                $1,405                $2,223***

WITHOUT REDEMPTION                           $228              $703                  $1,205                $2,223***


CLASS C
WITH REDEMPTION                              $328              $703                  $1,205                $2,585
WITHOUT REDEMPTION                           $228              $703                  $1,205                $2,585

CLASS R                                      $127              $397                  $686                  $1,511


CLASS T                                      $XXX              $XXX                  $XXX                  $XXX


*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to The Dreyfus Corporation for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.


RULE 12B-1 FEE: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Fund





<PAGE 3>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $118 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 1.25% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion in assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


William Rydell has managed the fund since its inception. He is a portfolio manager for Dreyfus and is also President and Chief Executive Officer of Mellon Equity Associates, LLP, an affiliate of Dreyfus. He has been with Mellon Bank since 1973.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.


Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.


Dreyfus has taken steps designed to avoid Year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.






<PAGE 4>

FINANCIAL HIGHLIGHTS


The following tables describe the performance of Classes A, B, C and R for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been independently audited by ____________, whose report, along with the fund's financial statements, is included in the annual report. Since Class T shares are new, financial highlights information is not available for that class as of the date of this prospectus.

                                                                                     YEAR ENDED                PERIOD ENDED
                                                                                     OCTOBER 31,                  OCTOBER 31
CLASS A                                                                                 1999                        1998(1)
--------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                                                                                 12.50

 Investment operations:  Investment income (loss) -- net                                                               .03

                         Net realized and unrealized gain (loss) on investments                                      (2.08)

 Total from investment operations                                                                                    (2.05)

 Net asset value, end of period                                                                                      10.45

 Total return (%)(2)                                                                                                (16.40)(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                            .88(3)

Ratio of net investment income (loss) to average net assets (%)                                                        .24(3)

Portfolio turnover rate (%)                                                                                          19.72(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                3,169

(1)  FOR THE PERIOD FROM APRIL 1, 1998 THROUGH OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.


                                                                                              YEAR ENDED          PERIOD ENDED
                                                                                              OCTOBER 31,          OCTOBER 31
CLASS B                                                                                          1999                 1998(1)
--------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                                                                                    12.50

 Investment operations:  Investment income (loss) -- net                                                                 (.02)

                         Net realized and unrealized gain (loss) on investments                                         (2.07)

 Total from investment operations                                                                                       (2.09)

 Net asset value, end of period                                                                                         10.41

 Total return (%)(2)                                                                                                   (16.72)(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                              1.32(3)

Ratio of net investment income (loss) to average net assets (%)                                                          (.20)(3)

Portfolio turnover rate (%)                                                                                             19.72(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                     639

(1)  FOR THE PERIOD FROM APRIL 1, 1998 THROUGH OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.

The Fund



<PAGE 5>

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                      YEAR ENDED                  PERIOD ENDED
                                                                                      OCTOBER 31,                  OCTOBER 31
CLASS C                                                                                   1999                        1998(1)
--------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                                                                                    12.50

 Investment operations:  Investment income (loss) -- net                                                                 (.02)

                         Net realized and unrealized gain (loss) on investments                                         (2.07)

 Total from investment operations                                                                                       (2.09)

 Net asset value, end of period                                                                                         10.41

 Total return (%)(2)                                                                                                   (16.72)(3)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                              1.32(3)

Ratio of net investment income (loss) to average net assets (%)                                                          (.19)(3)

Portfolio turnover rate (%)                                                                                             19.72(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                     621

(1)  FOR THE PERIOD FROM APRIL 1, 1998 THROUGH OCTOBER 31, 1998.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  NOT ANNUALIZED.


                                                                                           YEAR ENDED              PERIOD ENDED
                                                                                           OCTOBER 31,               OCTOBER 31
CLASS R                                                                                       1999                     1998(1)
--------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                                                                                    12.50

 Investment operations:  Investment income (loss) -- net                                                                  .04

                         Net realized and unrealized gain (loss) on investments                                         (2.07)

 Total from investment operations                                                                                       (2.03)

 Net asset value, end of period                                                                                         10.47

 Total return (%)                                                                                                      (16.24)(2)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                               .73(2)

Ratio of net investment income (loss) to average net assets (%)                                                           .38(2)

Portfolio turnover rate (%)                                                                                             19.72(2)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                                     420

(1)  FOR THE PERIOD FROM APRIL 1, 1998 THROUGH OCTOBER 31, 1998.

(2)  NOT ANNUALIZED.



<PAGE 6>


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

(pound) CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer term investment horizon

(pound) CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer term investment horizon

(pound) CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter term investment horizon

(pound) CLASS R shares are designed for eligible institu- tions on behalf of their clients (individuals may not purchase these shares directly)


(pound) CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a shorter term investment horizon


Your financial representative can help you choose the share class that is appropriate for you.


Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load (that you already own) to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

The Fund



<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

Share class charges


EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                    Sales charge                                Sales charge
                                                    deducted as a %                             as a % of your
Your investment                                     of offering price                           net investment
--------------------------------------------------------------------------------

                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
---------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

* A 1.00% contingent deferred sales charge may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares carry an annual Rule 12b-1 fee of 0.25%, and Class T shares carry an annual Rule 12b-1 fee of 0.50%, of the respective class's average daily net assets.
--------------------------------------------------------------------------------


CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Time since you bought               investment or your redemption
the shares you are selling          (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A


Class B shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.
--------------------------------------------------------------------------------


CLASS C -- CHARGED WHEN YOU SELL SHARES


A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.
--------------------------------------------------------------------------------


CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand


NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher operating expenses and a CDSC.







<PAGE 8>

Selling shares


YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult the SAI for details.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

(pound) refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

(pound) refuse any purchase or exchange request in excess of 1% of the fund's total assets

(pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound) change its minimum investment amounts

(pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:


(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days


(pound) requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment

<PAGE 9>


DISTRIBUTIONS AND TAXES


THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income and distributes any net capital gains that it has realized, once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------


Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.


DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------


For exchanging shares


DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------


For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amounts withdrawn do not exceed 12% annually of the account value at the time the shareholder elects to participate in the plan.

Taxes on transactions


Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.


The table above can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.




<PAGE 10>

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege


UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.


Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

The Fund

<PAGE 11>


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

* ABA# 011001234

* DDA# 044350

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but before your account number insert "4620" for Class A, "4630" for Class B, "4650" for Class C, "4660" for Class R, or "xxxx" for Class T


TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds


Obtain a signature guarantee or other  documentation, if required (see page 9).


Mail your request to:
The Dreyfus Family of Funds
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.


AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.



<PAGE 12>

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing


           By Telephone

          --------------


WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

* ABA# 011001234

* DDA# 044350

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but before your account number insert "4620" for Class A, "4630" for Class B, "4650" for Class C, "4660" for Class R or "xxxx" for Class T.


            Automatically

          --------------

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld


Obtain a signature guarantee or other documentation, if required (see page 9).


Mail in your request to:
The Dreyfus Trust Company
P.O. Box 6427, Providence, RI 02940-642
Attn: Institutional Processing

          --------------

SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

Your Investment



<PAGE 13>

NOTES

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier Small Cap Value Fund

A Series of The Dreyfus/Laurel Funds, Inc.
--------------------------------------

SEC file number:  811-5270

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000, Dreyfus Service Corporation
148P0399

                     DREYFUS DISCIPLINED SMALLCAP STOCK FUND
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                  MARCH 1, 2000


      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Disciplined Smallcap Stock Fund (the "Fund"), dated March 1, 2000, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (the "Company"), an open-end management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission ("SEC"). To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


            Call Toll Free 1-800-645-6561
            In New York City -- Call 1-718-895-1206
            Outside the U.S. -- Call 516-794-5452


      The financial statements for the fiscal year ended October 31, 1999, including notes to the financial statements and financial highlights and the Independent Auditors Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. The financial statements included in the Annual Report, and the Independent Auditors' Report thereon contained therein, and related notes, are incorporated herein by reference.


                                TABLE OF CONTENTS
                                                                          Page


Description of the Fund/Company............................................B-2

Management of the Fund....................................................B-19
Management Arrangements...................................................B-24
Purchase of Shares........................................................B-26
Distribution Plan.........................................................B-29
Redemption of Shares......................................................B-30
Shareholder Services......................................................B-34
Additional Information About Purchases, Exchanges
and Redemptions...........................................................B-39
Determination of Net Asset Value..........................................B-40
Dividends, Other Distributions and Taxes..................................B-41
Portfolio Transactions....................................................B-47
Performance Information...................................................B-49
Information About the Fund/Company........................................B-50
Transfer And Dividend Disbursing Agent, Custodian,
Counsel And Independent Auditors..........................................B-51

Appendix..................................................................B-52

                       DESCRIPTION OF THE FUND/COMPANY



      The Company is a Maryland corporation formed on August 6, 1987. Before October 17, 1994, the Company's name was The Laurel Funds, Inc. The Company is an open-end management investment company comprised of separate portfolios, including the Fund, each of which is treated as a separate fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

      The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

Certain Portfolio Securities

      The following information regarding the securities that the Fund may purchase supplements that found in the Fund's prospectus.

      Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

      In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to the agencies or instrumentalities described in (b), (c) and
(d) in the future, other than as set forth above, since it is not obligated to do so by law.


      Commercial Paper. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's "), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), F-1 by Fitch IBCA, Inc. or Duff-1 by Duff & Phelps Credit Rating Co.


      Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the Fund's credit guidelines. This technique offers a method of earning income on idle cash. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, including interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the Fund's credit guidelines.

Foreign Securities. The Fund may purchase securities of foreign issuers and may invest in foreign currencies and obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in such foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the return on such securities.


      American Depository Receipts ("ADRs") and New York Shares. The Fund may invest in U.S. dollar-denominated ADRs and "New York Shares." ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that are issued for trading in the United States. ADRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See "Foreign Securities."


      Illiquid Securities. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by section 4(2) of the Securities an Exchange Act of 1933 as amended ("Section 4(2) paper") The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development, and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

      Initial Public Offerings ("IPOs"). The Fund may invest in an IPO, a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have a limited operating history and may involve greater risk.

      Other Investment Companies. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


      Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank, N.A. ("Mellon Bank"), an affiliate of Dreyfus, has a lending relationship.


Investment Techniques

      In addition to the principal investment strategies discussed in the Fund's prospectus, the Fund also may engage in the investment techniques described below. The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

      Borrowing. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

      When-Issued Securities and Delayed Delivery Transactions. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

      Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates --i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value ("NAV").

      When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

      To secure advantageous prices or yields, the Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its delayed delivery commitments.

      Loans of Fund Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. These loans are terminable by the Fund at any time upon specified notice. The Fund might experience loss if the institution to which it has lent its securities fails financially or breaches its agreement with the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (1) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (2) agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

      Futures, Options and Other Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), including financial futures contracts (such as index futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

      In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment policies and applicable regulatory authorities.

      Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities, currency, and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      (5) The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs, and may result in certain tax consequences.

      Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures, options, currencies, or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

      Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

      Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value unless the option is closed out in an offsetting transaction.

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

      The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

      Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      The Fund may write options on securities only if it covers the transaction through: an offsetting option with respect to the security underlying the option it has written, exercisable by it at a more favorable price; ownership of (in the case of a call) or a short position in (in the case of a put) the underlying security; or segregation of cash or certain other assets sufficient to cover its exposure.

      Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

      When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

      Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. Dreyfus may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which Dreyfus believes will bear a positive correlation to the value of the currency being hedged.

      The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Swaps, Caps, Collars and Floors. Swap agreements, including interest rate and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      The Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      The Fund will enter into swaps, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

      The Fund understands that it is the position of the staff of the SEC that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments. See "Illiquid Investments."


      Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Company's Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

Investment Restrictions

      Fundamental. The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

      1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

      2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of options, forward contacts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Purchase with respect to 75% of the Fund's total assets securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      7. Purchase or sell commodities, except that the Fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

      The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

      Non-fundamental. The Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

      1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities that are not readily marketable. For purposes of this limitation, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities that may be resold under Rule 144A under that Act, provided that the Board of Directors, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

      2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      3. The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

      4. The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

      5. The Fund will not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.

      If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.


                            MANAGEMENT OF THE FUND

Directors and Officers

      The Company's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation...............................Investment Adviser
      Premier Mutual Fund Services, Inc. ..........................Distributor
      Dreyfus Transfer, Inc. ...................................Transfer Agent

      Mellon Bank...................................................Custodian


      The Company has a Board composed of nine Directors. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and the Dreyfus High Yield Strategies Fund.

Directors of the Company


o+JOSEPH S. DIMARTINO.  Chairman of the Board of the Company.  Since January
      1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor; Century Business Services, Inc. (formerly International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies; and Career Blazers, Inc. (formerly Staffing Resources, Inc.), a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 24, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Age: 56 years old. Address: 200 Park Avenue, New York, New York 10166.

o+JAMES M. FITZGIBBONS.  Director of the Company; Director, Lumber Mutual
      Insurance Company; Director, Barrett Resources, Inc.; Chairman of the Board, Davidson Cotton Company; former Chairman of the Board and CEO of Fieldcrest Cannon, Inc. Age: 65 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Director of the Company; Of Counsel, Reed, Smith, Shaw
      & McClay (law firm). Age: 71 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL.  Director of the Company; Director, Calgon Carbon
      Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation. Age: 78 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o+KENNETH A. HIMMEL.  Director of the Company; President & CEO, Himmel &
      Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC") and Boston Safe Deposit and Trust Company, each an affiliate of Dreyfus. Age: 53 years old. Address: 625 Madison Avenue, New York, New York 10022.

o+STEPHEN J. LOCKWOOD. Director of the Company; Chairman of the Board and CEO, LDG Reinsurance Corporation; Vice Chairman, HCCH. Age: 52 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.

o+JOHN J. SCIULLO.  Director of the Company; Dean Emeritus and Professor of
      Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Member of Advisory Committee, Decedents Estates Laws of Pennsylvania. Age: 68 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o+ROSLYN M. WATSON.  Director of the Company; Principal, Watson Ventures,
      Inc.; Director, American Express Centurion Bank; Director, Harvard/Pilgrim Health Care, Inc.; Director, Massachusetts Electric Company; Director, the Hyams Foundation, Inc. Age: 50 years old.
      Address:  25 Braddock Park, Boston, Massachusetts 02116-5816.

o+BENAREE PRATT WILEY.  Director of the Company; President and CEO of The
      Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC. Age: 53 years old. Address: 334 Boylston Street, Suite 400, Boston, Massachusetts 02146.


--------------------------------
*     "Interested person" of the Company, as defined in the 1940 Act.
o     Member of the Audit Committee.
+     Member of the Nominating Committee.

Officers of the Company


#MARGARET W. CHAMBERS.  Vice President and Secretary of the Company.  Senior
      Vice President and General Counsel of Funds Distributor, Inc. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Age: 40 years old.

#MARIE E. CONNOLLY.  President and Treasurer of the Company.  President,
      Chief Executive Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Age: 42 years old.

#DOUGLAS C. CONROY.  Vice President and Assistant Secretary of the Company.
      Assistant Vice President of Funds Distributor, Inc. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. Age: 30 years old.

#JOHN P. COVINO.  Vice President and Assistant Treasurer of the Company.
      Vice President and Treasury Group Manager of Treasury Servicing and Administration of Funds Distributor Inc. since December 1998. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage Systems where he was responsible for the technology and development of the accounting product group. Age: 36 years old.

#FREDRICK C. DEY.  Vice President, Assistant Treasurer and Assistant
      Secretary of the Company. Vice President of New Business Development of Funds Distributor, Inc. Age: 38 years old.

#CHRISTOPHER J. KELLEY.  Vice President and Assistant Secretary of the
      Company. Vice President and Senior Associate General Counsel of Funds Distributor, Inc. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. Age: 35 years old.

#KATHLEEN K. MORRISEY. Vice President and Assistant Secretary of the
      Company. Manager of Treasury Services Administration of Funds Distributor, Inc. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. Age: 27 years old.

#MARY A. NELSON.  Vice President and Assistant Treasurer of the Company.
      Vice President of the Distributor and Funds Distributor, Inc. Age: 35 years old.



#STEPHANIE D. PIERCE.  Vice President, Assistant Treasurer and Assistant
      Secretary of the Company. Vice President of the Distributor and Funds Distributor, Inc. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was a Second Vice President with Chase Manhattan Bank. Age: 31 years old.

#GEORGE A. RIO.  Vice President and Assistant Treasurer of the Company.
      Executive Vice President and Client Service Director of Funds Distributor, Inc. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. Age: 45 years old.

#JOSEPH F. TOWER, III.  Vice President and Assistant Treasurer of the
      Company. Senior Vice President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc. Age: 37 years old.

#ELBA VASQUEZ.  Vice President and Assistant Secretary of the Company.
      Assistant Vice President of Funds Distributor, Inc. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held various sales and marketing positions. Age: 38 years old.

#KAREN JACOPPO-WOOD.  Vice President and Assistant Secretary of the Company.
      Vice President and Senior Counsel of Funds Distributor, Inc. since February 1997. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Age: 33 years old.

---------------------------
# Officer also serves as an officer for other investment companies advised by Dreyfus, including The Dreyfus/Laurel Funds Trust and The
   Dreyfus/Laurel Tax-Free Municipal Funds.


      The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


      No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act) $40,000 per annum plus $5,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

      In addition, the Company currently has three Emeritus Board members who are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members.



      The aggregate amount of fees and expenses received by each current Director from the Company for the fiscal year ended October 31, 1999, and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parentheses next to each Board member's total compensation)* during the year ended December 31, 1999, were as follows:


                                                       Total Compensation
                                                       From the Company
                                                       Total Compensation
                            Aggregate                  and Fund Complex
Name of Board               Compensation               Paid to Board
Member                      From the Company#          Member

Joseph S. DiMartino**       $                          $          (    )

James M. Fitzgibbons        $                          $          (    )


J. Tomlinson Fort***        none                       None


Arthur L. Goeschel          $                          $          (    )

Kenneth A. Himmel           $                          $          (    )

Stephen J. Lockwood         $                          $          (    )

John J. Sciullo             $                          $          (    )

Roslyn M. Watson            $                          $          (    )

Benaree Pratt Wiley         $                          $          (    )
--------------------------



# Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $___________ for the Company.

* Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Company, for which the Board member served.


** Mr. DiMartino became Chairman of the Board of the Dreyfus/Laurel Funds on January 1, 1999.


*** J. Tomlinson Fort is paid directly by Dreyfus for serving as a Board member of the Company and the funds in the Dreyfus/Laurel Funds and separately by the Dreyfus High Yield Strategies Fund. For the fiscal year ended October 31, 1999, the aggregate amount of fees received by J. Tomlinson Fort from Dreyfus for serving as a Board member of the Company was $_______. For the year ended December 31, 1999, the aggregate amount of fees received by Mr. Fort for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Company) and Dreyfus High Yield Strategies Fund (for which payment is made directly by the fund) was $_______. In addition, Dreyfus reimbursed Mr. Fort a total of $_______ for expenses attributable to the Company's Board meetings which is not included in the $_______amount in note # above.



      The officers and Directors of the Company as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of February ______, 2000.




      Principal Shareholders. As of February 1, 2000, the following shareholders owned beneficially or of record 5% or more of the outstanding Fund shares:



                             MANAGEMENT ARRANGEMENTS

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Expenses" and "Management."


      Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the 25 largest bank holding companies in the United States based on total assets.

      Management Agreement. Dreyfus serves as investment manager for the Fund pursuant to an Investment Management Agreement with the Company (the "Management Agreement"), subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.

      The Management Agreement will continue from year to year provided that a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and either a majority of all Directors or a majority (as defined in the 1940 Act) of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities on sixty (60) days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon sixty (60) days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment (as defined in the 1940 Act).

      The following persons are officers and/or directors of Dreyfus:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman and a director; Ronald P.O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William
T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President -Product Development; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Andrew S. Wasser, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard N. Sabo and Richard F. Syron, directors.

      Under Dreyfus's personal securities trading policy (the "Policy"), Dreyfus employees must preclear personal transactions in securities not exempt under the Policy. In addition, Dreyfus employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, Dreyfus portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in funds(s) they manage or for which they otherwise provide investment advice.


      Expenses. Under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. In addition, the Fund is subject to a distribution plan under which the Fund spends annually up to .25% of its average daily net assets for distribution and shareholder servicing activities. See "Distribution Plan." Expenses attributable to the Fund are charged against the Fund's assets; other expenses of the Company are allocated among its funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each fund.


      For the fiscal year ended October 31, 1999, the Fund paid Dreyfus $______ pursuant to the terms of the Management Agreement.

      The Distributor. Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as sub-administrator for the Fund and as distributor for the other funds in the Dreyfus Family of Funds.



                              PURCHASE OF SHARES

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies," "Services for Fund Investors," "Instructions for Regular Accounts," and "Instructions for IRAs."


      General. The Fund reserves the right to reject any purchase order. The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent that maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases except the no minimum on Education IRAs does not apply until after the first year. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


      The Internal Revenue Code of 1986, as amended (the "Code") imposes various limitations on the amount that may be contributed annually to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


      Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard. See "Distribution Plan."

      Fund shares are sold on a continuous basis. NAV per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time), on each day the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of the Fund shares outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value".


      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the NYSE on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on NAV determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


      The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone through the Dreyfus TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m. New York time, on any business day that Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m. New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - Dreyfus TeleTransfer Privilege." The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

      Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

      In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

      The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.

      Share Certificates. Share certificates are issued upon written request only. No certificates are issued for fractional shares.


                               DISTRIBUTION PLAN

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Expenses."

      Fund shares are subject to fees for distribution and shareholder services.

      The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

      Distribution Plan. Fund shares are subject to a Distribution Plan (the "Plan") adopted pursuant to the Rule. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets to compensate Mellon Bank and its affiliates (including but not limited to Dreyfus and Dreyfus Service Corporation) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Fund shares. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor for distribution related services and/or shareholder services. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Fund shares. The fees are payable pursuant to the Plan without regard to expenses incurred.

      The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. Potential investors should read the Fund's Prospectus in light of the terms governing Agreements with their Agents.


      The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" of the Company or Dreyfus (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

      For the fiscal year ended October 31, 1999, the Fund paid the Distributor and Dreyfus Service Corporation $___ and $_____, respectively, pursuant to the Plan.



                              REDEMPTION OF SHARES

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies," "Services For Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs."

      Redemption Fee. The Fund will deduct a redemption fee equal to 1% of the NAV of Fund shares redeemed (including redemptions through the use of the Fund exchange service) less than 6 months following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

      No redemption fee will be charged on the redemption or exchange of shares
(1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by Agents approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gain distributions. The redemption fee may be waived, modified or terminated at any time.

      Procedures. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you are a client of certain Agents ("Selected Dealers"), you can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TeleTransfer Privilege.

      The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.

      Redemption Through a Selected Dealer. Customers of Selected Dealers may make redemption requests to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on each day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


      Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $50,000 wired within any 30-day period. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


      Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                          Transfer Agent's
            Transmittal Code              Answer Back Sign

            144295                        144295 TSSG PREP

      Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contracting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."


      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies" and "Services for Fund Investors."


      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, to the extent such shares are offered for sale in your state of residence. Shares of such other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:


      A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number. Any such exchange is subject to confirmation of an investor's holdings through a check of appropriate records.


      To request an exchange, an investor or an investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account also by calling 1-800-645-6561. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.


      Exchanges of Fund shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

      To establish a new account by exchange the shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders, of which the investor is a shareholder. This Privilege is available only for existing accounts. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Dreyfus Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to the Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

      Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to the Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Particular Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.


      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and other distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders, of which the investor is a shareholder. Shares of the other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:


      A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

      B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

      D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to Dreyfus Family Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dreyfus Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

      Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's NAV is $500 or less. See "Account Policies - General Polices" in the Fund's Prospectus. The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs ( including regular IRAs and spousal IRAs for a non-working spouse), Roth IRAs, SEP-IRAs and IRA "Rollover Accounts."

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Agent or by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, your Agent, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      Retirement Plans. The Fund makes available a variety of pension and profit-sharing plans including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and Rollover IRAs) 401(k) Salary Reduction Plan and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please cal 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

      Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                   ADDITIONAL INFORMATION ABOUT PURCHASES,
                          EXCHANGES AND REDEMPTIONS

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to non-IRA plan accounts.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


                       DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Account Policies."

      Valuation of Portfolio Securities. The Fund's securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Where market quotations are not readily available, the Fund's investments are valued based on fair value as determined in good faith by the Company's Board. Debt securities may be valued by an independent pricing service approved by the Company's Board and are valued at fair value as determined by the pricing service. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by Dreyfus. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Plan, are accrued daily and taken into account for the purpose of determining the NAV of the Fund's shares.

      Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

      NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled " Distributions and Taxes."


      The term regulated investment company does not imply the supervision of management or investment practices or policies by any government agency.


      General. The Fund ordinarily declares and pays dividends from its net investment income and distributes net realized capital gains and gains from foreign currency transactions if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended the ("Code"), in all events in a manner consistent with the 1940 Act. All expenses are accrued daily and deducted before declaration of dividends to investors. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. Investors other than qualified retirement plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV; dividends and other distributions paid to qualified retirement plans are reinvested automatically in additional Fund shares at NAV.

      It is expected that the Fund will continue to qualify for treatment as a regulated investment company ("RIC") under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings and realized gains are distributed in accordance with the applicable provisions of the Code. To qualify for treatment as a RIC under the Code, the Fund -- which is treated as a separate corporation for federal tax purposes --
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement") and (3) must meet certain asset diversification and other requirements. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Distributions. If you elect to receive dividends and other distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distributions or redemptions checks.

      Dividends derived from net investment income, together with distributions from net realized short-term capital gains, net realized gains from certain foreign currency transactions, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to those shareholders as long-term capital gains regardless of how long the shareholders have held their Fund shares and whether the distributions are received in cash or reinvested in additional Fund shares.

      Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to distributions paid during the year.

      Dividends and other distributions paid by the Fund to qualified retirement plans ordinarily will not be subject to taxation until the proceeds are distributed from the plans. The Fund will not report to the Internal Revenue Service ("IRS") distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. The administrator, trustee or custodian of a qualified retirement plan will be responsible for reporting distributions from the plan to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified retirement plan does not elect to have the distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the distribution is subject to 20% income tax withholding.

      The Fund must withhold and remit to the U.S. Treasury ("backup withholding") 31% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to an individual or certain other non-corporate shareholder if the shareholder fails to furnish a TIN to the Fund and certify that it is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or that the shareholder has failed properly to report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of an account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on his or her federal income tax return.

      The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax"), to the extent it fails to distribute substantially all of its taxable investment income and capital gains.


      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder sells shares of the Fund held for six months or less and received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


      Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of a year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      Foreign Taxes. Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Passive Foreign Investment Companies. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that it distributes income to its shareholders.


      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of a 4% excise Tax -- even if those earnings and gains were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


      The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election.

      Foreign Currency, Futures, Forwards and Hedging Transactions. Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain foreign-currency-denominated instruments (including debt instruments and financial forward and futures contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the disposition of certain market discount bonds and from engaging in "conversion transactions" that would otherwise be treated as capital gain may be treated as ordinary income. "Conversion transactions" are defined to include certain option and straddle investments.

      Under Section 1256 of the Code, any gain or loss realized by the Fund on the exercise or lapse of, or closing transactions respecting certain options, future and forward contracts ("Section 1256 Contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking-to-market"), resulting in additional gain or loss to the Fund characterized in the same manner.

      Offsetting positions held by the Fund involving certain options, future or forward contracts may constitute "straddles," which are defined to include "offsetting positions" in actively traded personal property. Under Section 1092 of the Code, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections (including an election as to straddles that included a position in one or more Section 1256 Contracts (so-called "mixed straddles")), the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

      If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

      Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund would be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

      Foreign Currency Gains and Losses. Gains and losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of a debt security denominated in a foreign currency, or of an option or forward contract on a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security, option or contract and the date of disposition also are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

      State and Local Taxes. Depending upon the extent of its activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

      Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder generally will be subject to U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder certifies his or her foreign status to the Fund.

      Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

      Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                            PORTFOLIO TRANSACTIONS

      All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.


      Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligations to the Fund. The receipt of such research services does not reduce the normal independent research activities of Dreyfus, however, it enables to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staffs.

      Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. It is the present opinion of the Directors that the desirability of retaining the Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


      For the fiscal year ended October 31, 1999, the Fund paid brokerage commissions amounting to $_______.

      The aggregate amount of transactions for the fiscal year ended October 31, 1999 in securities effected on an agency basis through a broker dealer in consideration of among other things research services provided was $_______ and the commissions and concessions related to such transactions were $-------.


      Portfolio Turnover. While securities are purchased for the Fund on the basis of potential for capital appreciation and not for short-term trading profits, the Fund's profile turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and thus, indirectly by its shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems its appropriate to make changes in the Fund's assets. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, Dreyfus will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated.


                           PERFORMANCE INFORMATION

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Past Performance."


      Average annual total return (expressed as a percentage) for Fund shares for the periods rated were:

                      Average Annual Total Return for the
                        Periods Ended October 31, 1999.

               1 year                   Since Inception (9/30/98)



      Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


      The Fund's total return for the period from September 30, 1998 (the Fund's incpetion date) to October 31, 1999 was ____%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Standard & Poor's Smallcap 600(R) Index, the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000(R) Value Index, the Russell 2000(R) Growth Index, or the Russell 2000(R) Stock Index; (ii) the Dow Jones Industrial Average; (iii) other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iv) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (v) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (vi) products managed by a universe of money managers with similar performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. From time to time advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting the rating.



      From time to time, advertising materials for the Fund may include: (i) biographical information relating to its portfolio manager, including honors or awards received, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; (iv) reference to the Fund's quantitative, disciplined approach to stock market investing and the number of stocks analyzed by Dreyfus; (v) discussions of the risk and reward potential of the securities markets and the comparative performance in the overall securities markets; (vi) information concerning the after-tax performance of the Fund, including comparisons to the after-tax and pre-tax performance of other investment vehicles and indexes and comparisons of after-tax and pre-tax performance of the Fund to such other investments; and (vii) a discussion of portfolio management strategy and/or portfolio composition.




                      INFORMATION ABOUT THE FUND/COMPANY

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "The Fund".

      The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock. Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. The Fund is one of nineteen portfolios of the Company. Fund shares are of one class and have equal rights as to dividends and in liquidation. Fund shares have no preemptive or subscription rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

      The Fund will send annual and semi-annual financial statements to all of its shareholders.


          TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                           AND INDEPENDENT AUDITORS

      Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, Dreyfus Transfer, Inc. arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Company during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, the parent of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Company, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


      ____________________________________________, 1800 Massachusetts
Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this SAI.

      ____________________________________________, was appointed by the
Directors to serve as the Fund's independent auditors for the fiscal year ending October 31, 2000, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed on behalf of the Fund.

                                   APPENDIX

                  DESCRIPTION OF STANDARD & POOR'S, MOODY'S,
                         FITCH IBCA, AND DUFF RATINGS

STANDARD & POOR'S (S&P)

Bond Ratings

AAA         An obligation rated `AAA' has the highest rating assigned by S&P.
            The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated issues only in small degree. The obligors capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB         An obligation rated `BBB' exhibits adequate protection parameters.
            However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

FITCH IBCA, INC, ("FITCH IBCA")

Short-Term Ratings

      Fitch IBCA's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch IBCA's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

Commercial Paper Ratings

      The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.



------------------------------------------------------------------------------
                     DREYFUS PREMIER SMALL CAP VALUE FUND
            CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES
                                    PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                MARCH 1, 2000
------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Premier Small Cap Value Fund (the "Fund"), dated March 1, 2000, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc., an open-end management investment company (the "Company"), known as a mutual fund that is registered with the Securities and Exchange Commission ("SEC"). To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


            Call Toll Free 1-800-554-4611
            In New York City -- Call 1-718-895-1206
            Outside the U.S. -- Call 516-794-5452


      The financial statements for the fiscal period ended October 31, 1999, including notes to the financial statements and supplementary information, and the Independent Auditors' Report are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report, and the Independent Auditors' Report thereon contained therein, and related notes, are incorporated herein by reference.

                              TABLE OF CONTENTS
                                                                          Page
Description of The Fund/Company............................................B-2
Management of The Fund....................................................B-17
Management Arrangements...................................................B-23
Purchase of Shares........................................................B-25
Distribution and Service Plans............................................B-33
Redemption of Shares......................................................B-36
Shareholder Services......................................................B-40
Additional Information about Purchases, Exchanges
and Redemptions...........................................................B-46
Determination of Net Asset Value..........................................B-47
Dividends, Other Distributions and Taxes..................................B-48
Portfolio Transactions....................................................B-54
Performance Information...................................................B-56
Information about The Fund/Company........................................B-58
Transfer and Dividend Disbursing Agent, Custodian, Counsel
and Independent Auditors..................................................B-60
Appendix..................................................................B-61

                       DESCRIPTION OF THE FUND/COMPANY

      The Company is a Maryland corporation formed on August 6, 1987. The Company is an open-end management investment company comprised of separate portfolios, including the Fund, each of which is treated as a separate fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

      The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.


      The Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Russell 2000(R) Value Index. The Russell 2000(R) Value Index is an unmanaged index of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which in turn measures the performance of the 3,000 largest publicly traded U.S. companies based on total market capitalization.


Certain Portfolio Securities

      The following information regarding the securities that the Fund may purchase supplements that found in the Fund's prospectus.

      American Depository Receipts ("ADRs") and New York Shares. The Fund may invest in U.S. dollar-denominated ADRs and "New York Shares." ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that are issued for trading in the United States. ADRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See "Foreign Securities."

      Corporate Obligations. The Fund may invest in corporate obligations rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Services ("Standard & Poor's), or if unrated, of comparable quality as determined by Dreyfus. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by Standard & Poor's exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

      Government Obligations. The Fund may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

      In addition to U.S. Treasury obligations, the Fund may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Fannie Mae.) No assurance can be given that the U.S. Government will provide financial support to the agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

      Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the Fund's credit guidelines. This technique offers a method of earning income on idle cash. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, including interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the Fund's credit guidelines.


      Commercial Paper. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor's, Prime-1 by Moody's, F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps").


      Bank Instruments. The Fund may purchase bankers' acceptances, certificates of deposit, time deposits, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Included among such obligations are Eurodollar certificates of deposit ("ECDs"), Eurodollar time deposits ("ETDs") and Yankee Dollar certificates of deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Fund may also invest in Eurodollar bonds and notes, which are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. All of these obligations are subject to somewhat different risks than are the obligations of domestic banks or issuers in the United States. See "Foreign Securities."

      Foreign Securities. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.

      Illiquid Securities. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Directors or by Dreyfus pursuant to guidelines established by the Board of Directors. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

      Warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

      Convertible Securities. The Fund may purchase convertible securities, which are fixed-income securities such as bonds or preferred stock that may be converted into or exchanged for a specified number of shares of common stock of the same or a different issuer within a specified period of time and at a specified price or formula. Convertible securities are senior to common stock in a corporation's capital structure, but may be subordinated to non-convertible debt securities. Before conversion, convertible securities ordinarily provide a stable stream of income with yields generally higher than those on common stock, but lower than those on non-convertible debt securities of similar quality. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock rises, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      Preferred Stock. The Fund may also purchase preferred stock, which is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.

      Other Investment Companies. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment Techniques

      In addition to the principal investment strategies discussed in the Fund's Prospectus, the Fund also may engage in the investment techniques described below. The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

      Borrowing. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

      When-Issued Securities and Delayed Delivery Transactions. New issues of U.S. Treasury and Government securities are often offered on a "when-issued" basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a "when-issued" basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

      Securities purchased on a "when-issued" basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value ("NAV").

      When payment for "when-issued" securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the "when-issued" securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

      To secure advantageous prices or yields, the Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its delayed delivery commitments.

      Loans of Fund Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed one-third of the value of the Fund's total assets and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. These loans are terminable by the Fund at any time upon specified notice. The Fund might experience loss if the institution to which it has lent its securities fails financially or breaches its agreement with the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund considers all relevant factors and circumstances including the creditworthiness of the borrower.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of Fund securities is deemed by Dreyfus to be disadvantageous. Under a reverse repurchase agreement, the Fund: (1) transfers possession of Fund securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities' market value; and (2) agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains record ownership of the securities involved including the right to receive interest and principal payments. Cash or liquid high-grade debt securities held by the Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

      Futures, Options and Other Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), including financial futures contracts (such as index futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities). The index Derivative Instruments which the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

      In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

      Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      (5) The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

      Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

      Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

      Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value unless the option is closed out in an offsetting transaction.

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value and the Fund would experience losses to the extent of premiums paid for them.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market. The Fund will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

      The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      The Fund may write options on securities only if it covers the transaction through: an offsetting option with respect to the security underlying the option it has written, exercisable by it at a more favorable price; ownership of (in the case of a call) or a short position in (in the case of a put) the underlying security; or segregation of cash or certain other assets sufficient to cover its exposure.

      Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

      When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      To the extent that the Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5%, the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts for hedging purposes.

      The Fund will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 25% of the Fund's total assets.

      Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank, N.A. ("Mellon Bank"), an affiliate of Dreyfus, has a lending relationship.

      Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Company's Board of Directors determines it to be in the best interest of the Fund and its shareholders. In making that determination, the Company's Board of Directors will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Company's Board of Directors will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Investment Restrictions

      Fundamental. The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

      1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

      2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Purchase with respect to 75% of the Fund's total assets securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      7. Purchase or sell commodities except that the Fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.


      The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

      Nonfundamental. The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.


      1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities that are not readily marketable. For purposes of this limitation, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities that may be resold under Rule 144A under that Act, provided that the Board of Directors, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

      2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      3. The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

      4. The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

      5. The Fund will not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.

      If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.

                            MANAGEMENT OF THE FUND


Directors and Officers

      The Company's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation...............................Investment Adviser
      Premier Mutual Fund Services, Inc............................Distributor
      Dreyfus Transfer, Inc.....................................Transfer Agent
      Mellon Bank.......................................Custodian for the Fund

      The Company has a Board composed of nine Directors. The following lists the Directors and officers and their positions with the Company and their present and principal occupations during the past five years. Each Director who is an "interested person" of the Company (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Directors also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Company, the "Dreyfus/Laurel Funds") and the Dreyfus High Yield Strategies Fund.

Directors of the Company


o+JOSEPH S. DIMARTINO.  Chairman of the Board of the Company.  Since January
      1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc., (formerly Belding Heminway Company, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outservicing functions for small and medium sized companies; and Career Blazers, Inc. (formerly Staffing Resources, Inc.) a temporary placement agency. For more than five years prior to January 1995, he was President and a director and, until August 24, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank. Age: 56 years old. Address: 200 Park Avenue, New York, New York 10166.

o+JAMES M. FITZGIBBONS.  Director of the Company; Director, Lumber Mutual
      Insurance Company; Director, Barrett Resources, Inc.; Chairman of the Board, Davidson Cotton Company; former Chairman of the Board and CEO of Fieldcrest Cannon, Inc. Age: 65 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

o*J. TOMLINSON FORT.  Director of the Company; Of Counsel, Reed, Smith, Shaw
      & McClay (law firm). Age: 71 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

o+ARTHUR L. GOESCHEL.  Director of the Company; Director, Calgon Carbon
      Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation. Age: 78 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

o+KENNETH A. HIMMEL.  Director of the Company; President and CEO, The
      Palladium Company; President and CEO, Himmel and Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC") and Boston Safe Deposit and Trust Company, each an affiliate of Dreyfus. Age: 53 years old. Address: 625 Madison Avenue, New York, New York 10022.


o+STEPHEN J. LOCKWOOD. Director of the Company; Chairman of the Board and CEO, LDG Reinsurance Corporation; Vice Chairman, HCCH. Age: 52 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+JOHN J. SCIULLO.  Director of the Company; Dean Emeritus and Professor of
      Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Member of Advisory Committee, Decedents Estates Laws of Pennsylvania. Age: 68 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

o+ROSLYN M. WATSON.  Director of the Company; Principal, Watson Ventures,
      Inc.; Director, American Express Centurion Bank; Director, Harvard/Pilgrim Health Care, Inc.; Director, Massachusetts Electric Company; Director, the Hyams Foundation, Inc. Age: 50 years old.
      Address:  25 Braddock Park, Boston, Massachusetts 02116-5816.

o+BENAREE PRATT WILEY.  Director of the Company; President and CEO of The
      Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC. Age: 53 years old. Address: 334 Boylston Street, Suite 400, Boston, Massachusetts 02146.


--------------------------------
*     "Interested person" of the Company, as defined in the 1940 Act.
o     Member of the Audit Committee.
+     Member of the Nominating Committee.

Officers of the Company


#MARGARET W. CHAMBERS.  Vice President and Secretary of the Company.  Senior
      Vice President and General Counsel of Funds Distributor, Inc. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Age: 40 years old.

#MARIE E. CONNOLLY.  President and Treasurer of the Company.  President,
      Chief Executive Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Age: 42 years old.

#DOUGLAS C. CONROY.  Vice President and Assistant Secretary of the Company.
      Assistant Vice President of Funds Distributor, Inc.  Age: 30 years old.

#JOHN P. COVINO.  Vice President and Assistant Treasurer of the Company.
      Vice President and Treasury Group Manager of Treasury Servicing and Administration of Funds Distributor, Inc. since December 1988. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage Systems where he was responsible for the technology and development of the accounting product group. Age: 36 years old.

#FREDRICK C. DEY.  Vice President, Assistant Treasurer and Assistant
      Secretary of the Company. Vice President of New Business Development of Funds Distributor, Inc. Age: 38 years old.

#CHRISTOPHER J. KELLEY.  Vice President and Assistant Secretary of the
      Company.  Vice President and Senior Associate General Counsel of Funds
      Distributor, Inc.   From April 1994 to July 1996, he was Assistant
      Counsel at Forum Financial Group.  Age:  35 years old.

#KATHLEEN K. MORRISEY. Vice President and Assistant Secretary of the Company.
      Manager of Treasury Services Administration of Funds Distributor, Inc. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. Age: 27 years old.

#MARY A. NELSON.  Vice President and Assistant Treasurer of the Company.
      Vice President of the Distributor and Funds Distributor, Inc. Age: 35 years old.



#STEPHANIE D. PIERCE.  Vice President, Assistant Treasurer and Assistant
      Secretary of the Company. Vice President of the Distributor and Funds Distributor, Inc. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was a Second Vice President with Chase Manhattan Bank. Age: 31 years old.

#GEORGE A. RIO.  Vice President and Assistant Treasurer of the Company.
      Executive Vice President and Client Service Director of Funds Distributor, Inc. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. Age: 45 years old.

#JOSEPH F. TOWER, III.  Vice President and Assistant Treasurer of the
      Company. Senior Vice President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc. Age: 37 years old.

#ELBA VASQUEZ.  Vice President and Assistant Secretary of the Company.
      Assistant Vice President of Funds Distributor, Inc. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held various sales and marketing positions. Age: 38 years old.

#KAREN JACOPPO-WOOD.  Vice President and Assistant Secretary of the Company.
      Vice President and Senior Counsel of Funds Distributor, Inc. since February 1997. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Age: 33 years old.


--------------------------------
# Officer also serves as an officer for other investment companies advised by Dreyfus, including The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds.

      The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


      No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Company for serving as an officer or Director of the Company. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Director of the Company. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act) $40,000 per annum, plus $5,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an "interested person" of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

      In addition, the Company currently has three Emeritus Board members who are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members.

      The aggregate amounts of fees and expenses received by each current Director from the Company for the fiscal year ended October 31, 1999, and from all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parentheses next to each Board members total compensation)* during the year ended December 31, 1999, were as follows:


                                                           Total Compensation
                               Aggregate                   From the Company
Name of Board                  Compensation                and Fund Complex
Member                         From the Company#           Paid to Board Member
-------------                 -----------------            --------------------


Joseph S. DiMartino**         $                             $  (   )

James M. Fitzgibbons          $                             $  (   )

J. Tomlinson Fort***          none                          none

Arthur L. Goeschel            $                             $  (   )

Kenneth A. Himmel             $                             $  (   )

Stephen J. Lockwood           $                             $  (   )

John J. Sciullo               $                             $  (   )

Roslyn M. Watson              $                             $  (   )

Benaree Pratt Wiley           $                             $  (   )

----------------------------
# Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $ _______ for the Company.
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Company for which the Board member served.

** Mr. DiMartino became Chairman of the Board of the Dreyfus/Laurel Funds on
   January 1, 1999.

***J. Tomlinson Fort is paid directly by Dreyfus for serving as a Board member of the Company and the funds in the Dreyfus/Laurel Funds and separately by the Dreyfus High Yield Strategies Fund. For the fiscal year ended October 31, 1999, the aggregate amount of fees received by J. Tomlinson Fort from Dreyfus for serving as a Board member of the Company was $ ______. For the year ended December 31, 1999, the aggregate amount of fees received by Mr. Fort for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Company) and Dreyfus High Yield Strategies Fund (for which payment is made directly by the fund) was $______. In addition, Dreyfus reimbursed Mr. Fort a total of $ _______ for expenses attributable to the Company's Board meetings which is not included in the $ _______ amount in note # above.



      The officers and Directors of the Company as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of February 1, 2000.

      Principal Shareholders. As of February 1, 2000, the following shareholder(s) owned beneficially or of record 5% or more of Class A shares of the Fund: MBCIC, c/o Mellon Bank, 919 N. Market Street, Wilmington, DE 19801-3023, _____%.

      As of February 1, 2000, the following shareholder(s) owned beneficially or of record 5% or more of Class B shares of the Fund: MBCIC, c/o Mellon Bank, 919
N. Market Street, Wilmington, DE 19801-3023, _____%; and MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484, _____%.

      As of February 1, 2000, the following shareholder(s) owned beneficially or of record 5% or more of Class C shares of the Fund: MBCIC, c/o Mellon Bank, 919
N. Market Street, Wilmington, DE 19801-3023, _____%; MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246-6484, _____%; and PaineWebber For the Benefit Of PaineWebber CDN FD 71051, FBO James
R. William Jr., P.O. Box 3321, Weehawken, NJ 07087-8154, ____%.

      As of February 1, 2000, the following shareholder(s) owned beneficially or of record 5% or more of Class R shares of the Fund: MBCIC, c/o Mellon Bank, 919
N. Market Street, Wilmington, DE 19801-3023, _____%; and Dreyfus Investment Services Corporation, FBO 479225701, 2 Mellon Bank Center, Room 177, Pittsburgh, PA 15259, _____%.


      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                           MANAGEMENT ARRANGEMENTS

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Expenses" and "Management."


      Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the 25 largest bank holding companies in the United States based on total assets.

      Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Company (the "Management Agreement") subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Directors.


      The Management Agreement will continue from year to year provided that a majority of the Directors who are not "interested persons" of the Company and either a majority of all Directors or a majority (as defined in the 1940 Act) of the shareholders of the Fund approve its continuance. The Company may terminate the Management Agreement upon the vote of a majority of the Board of Directors or upon the vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Company. The Management Agreement will terminate immediately and automatically upon its assignment.


      The following persons are officers and/or directors of Dreyfus:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William
T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President-Product Development; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Andrew S. Wasser, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      Under Dreyfus' personal securities trading policy (the "Policy"), Dreyfus employees must preclear personal transactions in securities not exempt under the Policy. In addition, Dreyfus employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, Dreyfus portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      Expenses. Under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested directors (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Expenses attributable to the Fund are charged against the Fund's assets; other expenses of the Company are allocated among its funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each fund.


      For the fiscal year ended October 31, 1999, the Fund paid Dreyfus $______ and for the period from April 1, 1998 (commencement of operations) through October 31, 1998, the Fund paid Dreyfus $35,219 pursuant to the terms of the Management Agreement.


      The Distributor. Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as sub-administrator for the Fund and as distributor for the other funds in the Dreyfus Family of Funds.


      For the fiscal year ended October 31, 1999, the Distributor retained $_____from the sales loads on the Fund's Class A shares. For the fiscal year ended October 31, 1999, the Distributor retained $_______ from the contingent deferred sales charge ("CDSC") on Class B shares for the Fund. For the same period, the Distributor retained $____ from the CDSC on Class C shares for the Fund. For the period April 1, 1998 (commencement of operations) through October 31, 1998, the Distributor retained no sales loads on the Fund's Class A shares. For the period April 1, 1998 (commencement of operations) through October 31, 1998, the Distributor retained $560 from the CDSC on Class B shares for the Fund. For the same period, the Distributor retained $20 from the CDSC on Class C shares for the Fund.



                              PURCHASE OF SHARES

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies," "Services for Fund Investors," "Instructions for Regular Accounts," and "Instructions for IRAs."


      General. When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares or the accumulated distribution fee, service fee and initial sales charge on Class T shares, purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares and Class T shares, respectively. You may also want to consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee, and initial sales charge on Class T shares would be less than the accumulated distribution fee and higher initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares and the accumulated distribution fee, service fee and initial sales charge on Class T shares may exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and Class A and Class T shares will not be appropriate for investors who invest less than $50,000 in Fund shares. The Fund reserves the right to reject any purchase order.

      Class A, Class B, Class C and Class T shares may be purchased only by clients of Agents, except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.


      Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received or hold shares of the Fund distributed to them by virtue of such an account or relationship. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such a plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.


      The minimum initial investment is $1,000. Subsequent investments must be at least $100. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases except the no minimum on Education IRAs does not apply until after the first year. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.


      The Internal Revenue Code of 1986, as amended (the "Code") imposes various limitations on the amount that may be contributed annually to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

      Fund shares are sold on a continuous basis. NAV per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time), on each day the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value".

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.


      The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

      Class A Shares. The public offering price for Class A shares is the NAV of that Class, plus a sales load as shown below:
                            Total Sales Load as a %     Dealers' Reallowance
 Amount of Transaction      of Offering Price Per Share as a % of Offering Price
 Less than $50,000                   5.75                    5.00
 $50,000 to less than $100,000       4.50                    3.75
 $100,000 to less than $250,000      3.50                    2.75
 $250,000 to less than $500,000      2.50                    2.25
 $500,000 to less than $1,000,000    2.00                    1.75
 $1,000,000 or more                  -0-                     -0-



      There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1.00% will be assessed at the time of redemption. Pursuant to an agreement with the Distributor, Dreyfus Service Corporation may pay Agents an amount up to 1% of the NAV of Class A shares purchased by their clients that are subject to a CDSC. The terms contained below under "Redemption of Shares Contingent Deferred Sales Charge - Class B Shares" (other than the amount of the CDSC and time periods) and "Redemption of Shares - Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.


      Class A shares are offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan
(a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds, certain funds advised by Founders, or certain other products made available by the Distributor to such plans.


      Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or
(ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States,
(ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


      Class T Shares. The public offering price for Class T shares is the NAV per share of that Class plus a sales load as shown below:

                           Total Sales Load as a %      Dealers' Reallowance
  Amount of Transaction    of Offering Price Per Share  as a % of Offering Price
  Less than $50,000                   4.50                    4.00
  $50,000 to less than $100,000       4.00                    3.50
  $100,000 to less than $250,000      3.00                    2.50
  $250,000 to less than $500,000      2.00                    1.75
  $500,000 to less than $1,000,000    1.50                    1.25
  $1,000,000 or more                  -0-                     -0-

      There is no initial sales charge on purchases of $1,000,000 or more of Class T shares. However, if you purchase Class T shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1.00% will be assessed at the time of redemption. Pursuant to an agreement with the Distributor, Dreyfus Service Corporation may pay Agents an amount up to 1% of the NAV of Class T shares purchased by their clients that are subject to a CDSC. The terms contained below under "Redemption of Shares Contingent Deferred Sales Charge - Class B shares" (other than the amount of the CDSC and time periods) and "Redemption of Shares - Waiver of CDSC" are applicable to the Class T shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class T shares. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

      Class T shares are offered at NAV without a sales load to employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds, the Dreyfus Premier Family of Funds, certain funds advised by Founders, or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000. Class T shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans.

      Dealer Reallowance -- Class A and Class T Shares. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

      Sales Loads -- Class A and Class T Shares. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

      Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the NAV of a Class A share at the close of business on October 31, 1999:

      NAV per share                                               $ _____

      Per Share Sales Charge - 5.75% of offering price
        (6.10% of NAV per share)                                  $ _____

      Per Share Offering Price to Public                          $ _____

      Set forth below is an example of the method of computing the offering price of the Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the initial offering price of $12.50:

       NAV per share                                            $12.50

       Per Share Sales Charge - 4.50% of offering price
           (4.70% of NAV per share)                             $  .59

       Per Share Offering Price to Public                       $13.09

      Right of Accumulation--Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by Dreyfus or Founders which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of the Fund, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of the Fund or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


      Class B Shares. The public offering price for Class B shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus.


      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative NAVs for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      Class C Shares. The public offering price for Class C shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."


      Class B and C Shares. Pursuant to an agreement with the Distributor, Dreyfus Service Corporation compensates certain Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.


      Class R Shares. The public offering price for Class R shares is the NAV per share of that Class.


      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


      TeleTransfer Privilege. You may purchase Fund shares by telephone through the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution that is an Automated Clearing House ("ACH") member may be so designated. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day that the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - TeleTransfer Privilege." The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


      Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

      In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

      The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-554-4611.

      Share Certificates. Share certificates are issued upon written request only. No certificates are issued for fractional shares.


                        DISTRIBUTION AND SERVICE PLANS

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Your Investment."


      Class A, Class B, Class C and Class T shares are subject to annual fees for distribution and shareholder services.


      The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Company may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.


      Distribution Plan--Class A Shares. The Company has adopted a Distribution Plan pursuant to the Rule with respect to the Class A shares of the Fund ("Class A Plan"), whereby Class A shares of the Fund may spend annually up to 0.25% of the average of its net assets to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Class A Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Selling Agreements ("Agreements") with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund. The Company's Board of Directors believes that there is a reasonable likelihood that the Class A Plan will benefit the Fund and the holders of Class A shares.

      The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Directors for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Class A Plan without the approval of the holders of Class A shares, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Directors and by the Directors who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to the Fund's Class A shares, at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

      Distribution and Service Plans -- Class B, Class C and Class T Shares. In addition to the above described current Class A Plan for Class A shares, the Board of Directors has adopted a Service Plan (the "Service Plan") under the Rule for Class B, Class C and Class T shares, pursuant to which the Fund pays the Distributor and Dreyfus Service Corporation a fee at the annual rate of 0.25% of the value of the average daily net assets of Class B, Class C and Class T shares for the provision of certain services to the holders of Class B, Class C and Class T shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Class B, Class C and Class T shares. The Distributor may pay one or more Agents in respect of services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Service Plan and the basis on which such payments are made. The Company's Board of Directors has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Class B and Class C Plan") and a separate Distribution Plan pursuant to the Rule with respect to Class T shares (the "Class T Plan"). Pursuant to the Class B and Class C Plan, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares, respectively. Pursuant to the Class T Plan, the Fund pays the Distributor for distributing the Fund's Class T shares at an annual rate of 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Agents in respect of advertising, marketing and other distribution services for Class T shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. The Company's Board of Directors believes that there is a reasonable likelihood that the Service Plan, the Class B and Class C Plan and the Class T Plan (each a "Plan" and collectively, the "Plans") will benefit the Fund and the holders of Class B, Class C and Class T shares.

      A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B, Class C or Class T shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the vote of a majority of the Directors and of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B, Class C or Class T shares, as applicable.

      An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one Class of shares over another. Potential investors should read this Statement of Additional Information in light of the terms governing Agreements with their Agents. The fees payable under each plan are payable without regard to actual expenses incurred. The Fund and the Distributor may suspend or reduce payments under any of the plans at any time, and payments are subject to the continuation of the Fund's plans and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may voluntarily agree to reduce the maximum fees payable under the Plans.

      For the fiscal year ended October 31, 1999, the Fund paid the Distributor and Dreyfus Service Corporation $___ and $_____, respectively, pursuant to the Class A Plan. For the fiscal year ended October 31, 1999, the Fund paid the Distributor $_____ and $_____ pursuant to the Class B and Class C Plan with respect to Class B and Class C shares, respectively, and paid the Distributor and Dreyfus Service Corporation $__ and $___, respectively, pursuant to the Service Plan with respect to Class B shares and paid Dreyfus Service Corporation $___ pursuant to the Service Plan with respect to Class C shares. The Class T Plan and the Service Plan with respect to Class T shares were not in effect during the fiscal year ended October 31, 1999, and accordingly, no fees were paid pursuant to those plans with respect to Class T shares during that period.



                             REDEMPTION OF SHARES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Account Policies," "Services For Fund Investors," "Instructions for Regular Accounts" and
"Instructions for IRAs."

      General. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

      The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.


      Procedures. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent. If you are a client of certain Agents ("Selected Dealers") you can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the TeleTransfer Privilege.

      You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TeleTransfer privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.

      Redemption Through a Selected Dealer. Customers of Selected Dealers may make redemption requests to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


      Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account only up to $500,000 within any 30-day period. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "Purchase of Shares--TeleTransfer Privilege."


      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90 day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


      Contingent Deferred Sales Charge - Class B Shares. A CDSC is paid to Dreyfus Service Corporation on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.


      If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.


      Contingent Deferred Sales Charge - Class C Shares. A CDSC of 1% is paid to Dreyfus Service Corporation on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge - Class B Shares" above.


      Waiver of CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.


                             SHAREHOLDER SERVICES

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies" and "Services for Fund Investors."


      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:


            A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

            B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

            D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

            E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, an investor's Agent must notify the Transfer Agent of the investor's prior ownership of shares with a sales load and the investor's account number. Any such exchange is subject to confirmation of an investor's holdings through a check of appropriate records.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, an investor or an investor's Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-554-4611, or by oral request from any of the authorized signatories on the account, also by calling 1-800-554-4611. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

      Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. The amount the investor designates (which can be expressed either in terms of a specific dollar or share amount $100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier Small Cap Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.


      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss.


      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier Small Cap Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Particular Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.


      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Class C shares, and Class A or Class T shares to which a CDSC applies, that are withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A or Class T shares where the sales load is imposed concurrently with withdrawals of Class A or Class T shares generally are undesirable.

      Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:


            A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

            B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

            D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these Privileges by mailing written notification to Dreyfus Premier Small Cap Value Fund, P.O. Box 6587, Providence Rhode Island, 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Agent or by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.


      Letter of Intent--Class A and Class T Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares, as applicable, of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was executed.


      Retirement Plans. The Fund makes available a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-554-4611; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

      Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                   ADDITIONAL INFORMATION ABOUT PURCHASES,
                          EXCHANGES AND REDEMPTIONS

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to non-IRA plan accounts.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


                       DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Account Policies."

      Valuation of Portfolio Securities. The Fund's securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Where market quotations are not readily available, the Fund's investments are valued based on fair value as determined in good faith by the Company's Board. Debt securities may be valued by an independent pricing service approved by the Company's Board and are valued at fair value as determined by the pricing service. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by Dreyfus. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the NAV of the Fund's shares.

      Restricted securities, as well as securities or other assets for which market quotations are not readily available or which are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

      NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distributions and Taxes."

      General. The Fund ordinarily declares and pays dividends from its net investment income, if any, and distributes net realized capital gains and gains from foreign currency transactions, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the 1940 Act. All expenses are accrued daily and deducted before declaration of dividends to investors. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. Dividends and other distributions paid by each Class are calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class are borne exclusively by that Class. Class B and Class C shares will receive lower per share dividends than Class A shares, which will in turn receive lower per share dividends than Class R shares, because of the higher expenses borne by the respective Classes.

      Investors other than qualified retirement plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV; dividends and other distributions paid to qualified retirement plans are reinvested automatically in additional Fund shares at NAV.

      It is expected that the Fund will continue to qualify for treatment as a regulated investment company ("RIC") under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, the Fund -- which is treated as a separate corporation for federal tax purposes --
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency. The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax"), to the extent it fails to distribute substantially all of its taxable income and capital gains. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Distributions. If you elect to receive dividends and other distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Dividends derived from net investment income, together with distributions from net realized short-term capital gains, net realized gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from net capital gain (the excess net of long-term capital gain over net short-term capital loss) will be taxable to those shareholders as long-term capital gains regardless of how long the shareholders have held their Fund shares and whether the distributions are received in cash or reinvested in additional Fund shares.


      Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net capital gain paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his or her non-U.S. residency status.


      Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to distributions, if any, paid during the year.

      The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if a shareholder redeems those shares or exchanges them for shares of another fund advised or administered by Dreyfus, within 90 days of purchase, and (1) in the case of a redemption, the shareholder acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, (2) in the case of an exchange, the other fund reduces or eliminates its otherwise applicable sales load. In these cases, the amount of the sales load charged on the purchase of the original Class A shares, up to the amount of the reduction of sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the tax basis of those shares for purposes of computing gain or loss and instead is added to the tax basis of the acquired shares.

      Dividends and other distributions paid by the Fund to qualified retirement plans ordinarily will not be subject to taxation until the proceeds are distributed from the plans. The Fund will not report to the Internal Revenue Service ("IRS") distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. The administrator, trustee or custodian of a qualified retirement plan will be responsible for reporting distributions from the plan to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified retirement plan does not elect to have the distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the distribution will be subject to a 20% income tax withholding.


      The Fund must withhold and remit to the U.S. Treasury ("backup withholding") 31% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to an individual or certain other non-corporate shareholder if such shareholder fails to furnish a TIN to the Fund and to certify that it is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or that the shareholder has failed properly to report such income. A TIN is either the Social Security number, individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax and may be claimed as a credit on the record owner's Federal income tax return.


      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, if a shareholder sells shares of the Fund held for six months or less and receives any capital gain distributions with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of those distributions.

      Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

      Foreign Taxes. Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Passive Foreign Investment Companies. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that it distributes income to its shareholders.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election.

      Foreign Currency, Futures, Forwards and Hedging Transactions. Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain foreign-currency-denominated instruments (including debt instruments and financial forward and futures contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the disposition of certain market discount bonds and from engaging in "conversion transactions" that would otherwise be treated as capital gain may be treated as ordinary income. "Conversion transactions" are defined to include certain option and straddle investments.

      Under Section 1256 of the Code, any gain or loss realized by the Fund on the exercise or lapse of, or closing transactions respecting, certain options, futures and forward contracts ("Section 1256 Contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking-to-market"), resulting in additional gain or loss to the Fund characterized in the same manner described above.

      Offsetting positions held by the Fund involving certain options, futures or forward contracts may constitute "straddles", which are defined to include "offsetting positions" in actively traded personal property. Under Section 1092 of the Code, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections (including an election as to straddles that include a position in one or more Section 1256 Contracts (so-called "mixed straddles")), the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

      If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund would be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

      State and Local Taxes. Depending upon the extent of its activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

      Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder generally will be subject to U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

      Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

      Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                            PORTFOLIO TRANSACTIONS

      All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

      Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

      Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligations to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.


      Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. During the fiscal year ended October 31, 1999, the Fund paid brokerage commissions of $_______ to Dreyfus Brokerage Services, Inc. The amount paid to affiliated brokerage firms during the fiscal year ended October 31, 1999, was approximately __%, of the aggregate brokerage commissions paid by the Fund, for transactions involving approximately __%, of the aggregate dollar volume of transactions for which the Fund paid brokerage commissions. The difference in these percentages was due to the lower commissions paid to affiliates of Dreyfus.


      Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Directors will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


      For the fiscal year ended October 31, 1999 and for the period April 1, 1998 (commencement of operations) through October 31, 1998, the Fund paid brokerage commissions amounting to $_____ and $6,503, respectively.

      The aggregate amount of transactions during the fiscal year ended October 31, 1999 in securities effected on an agency basis through a broker dealer for research was $______, and the commissions and concessions related to such transactions was $______.

      Portfolio Turnover. While securities are purchased for the Fund on the basis of potential for capital appreciation and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year.



                           PERFORMANCE INFORMATION

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Past Performance."


      Average annual total returns (expressed as a percentage) for Class A, Class B, Class C and Class R shares of the Fund for the periods noted were:

                        Average Annual Total Return for the
                        Periods Ended October 31, 1999
                        1 Year                  Since Inception
                        ------                  ----------------
Class A shares          _____%                  _____% (4/1/98)
Class B shares          _____%                  _____% (4/1/98)
Class C shares          _____%                  _____% (4/1/98)
Class R shares          _____%                  _____% (4/1/98)

Inception date appears in parentheses following the average annual total return since inception.

      The foregoing chart assumes, where applicable, deduction of the maximum sales load from the hypothetical initial investment at the time of purchase and the assessment of the maximum CDSC.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at NAV (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures for a Class calculated in accordance with such formula assume that, in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.


      The Fund's total return (expressed as a percentage) for Class A shares for the period April 1, 1998 (inception date) to October 31, 1999 was _____% (assuming deduction of the maximum sales load from the hypothetical initial investment at the time of purchase). Based on NAV per share, the total return for Class A shares was _____% for this period. The Fund's total return for Class B and Class C shares for the period April 1, 1998 (inception date) to October 31, 1999 was _____% and _____%, respectively (assuming deduction of the maximum CDSC to each hypothetical investment). Without giving effect to the applicable CDSC, the total return for this period for Class B and Class C shares was _____% and _____%, respectively. The Fund's total return for Class R shares for the period April 1, 1998 (inception date) to October 31, 1999 was _____%. Total return is calculated by subtracting the amount of the Fund's NAV maximum offering price in the case of Class A and Class T) per share at the beginning of a stated period from the NAV per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price in the case of Class A and Class T) per share at the beginning of the period. Total return also may be calculated based on the NAV per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A and Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.

      No performance information is provided for Class T shares since they were not offered as of October 31, 1999.

      Performance information for the Fund may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Russell 2000(R) Value Index, the Russell 2000(R) Growth Index, or the Russell 2000(R) Index; (ii) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iv) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund, or the Fund's performance against inflation to the performance of other instruments against inflation; and
(v) products managed by a universe of money managers with similar performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


      From time to time, advertising material for the Fund may include (i) biographical information relating to its portfolio manager, including honors and awards received, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; and (iv) Lipper or Morningstar ratings and related analysis supporting the ratings. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.


      From time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.



                      INFORMATION ABOUT THE FUND/COMPANY

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "The Fund."

      The Company has an authorized capitalization of 25 billion shares of $0.001 par value stock.

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. The Fund is one of nineteen portfolios of the Company. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

      The Fund will send annual and semi-annual financial statements to all of its shareholders.


          TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                           AND INDEPENDENT AUDITORS

      Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, Dreyfus Transfer, Inc. arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund, and the payment of dividends and distributions payable by the Fund. For these services, Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Company during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, the parent of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Company, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


      ________________ 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

      ________________ Third Avenue, New York, NY 10017, was appointed by the Directors to serve as the Fund's independent auditors for the year ending October 31, 2000, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed on behalf of the Fund.

                                   APPENDIX

           DESCRIPTION OF STANDARD AND POOR'S, MOODY'S, FITCH IBCA
                               AND DUFF RATINGS


STANDARD & POOR'S


Bond Ratings


AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA An obligation rated `AA' differs from the highest rated issues only in small degree. The obligors capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB         An obligation rated `BBB' exhibits adequate protection parameters.
            However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D An obligation rated `D' is in payment default. The `D' rating category is used when payments on a obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories

Note Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse finance and economic changes over the term of the notes.

SP-3        Speculative capacity to pay principal and interest.

Commercial Paper Ratings


      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated `A-1.'

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.


MOODY'S

Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within each generic rating classification from Aa through B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Notes and other Short-Term Obligations

      There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

      In the case of variable rate demand obligations (VRDOs), a two component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/
VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/
MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/
VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/
VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Rating

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
            This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.


FITCH


Bond Ratings

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,
   and D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.



Short-Term and Commercial Paper Ratings

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+ Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F-1'.

DUFF & PHELPS

 Long-Term Ratings

AAA Highest credit quality. The risks factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+         High credit quality.  Protection factors are strong.  Risk is
AA          modest but may vary slightly from time to time because of economic
AA-         conditions.

A+          Protection factors are average but adequate.  However, risk factors
A           are more variable and greater in periods of economic stress.
A-


BBB+        Below-average protection factors but still considered sufficient
BBB         for prudent investment.  Considerable variability in risk during
BBB-        economic cycles.



BB+         Below investments grade but deemed likely to meet obligations when
BB          due.  Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Short-Term and Commercial Paper Ratings

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainly of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financial requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5         Issuer failed to meet scheduled principal and/or interest payments.






                         THE DREYFUS/LAUREL FUNDS, INC.

                       (formerly, The Laurel Funds, Inc.)

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits

A(1) Articles of Incorporation dated July 31, 1987. Incorporated by reference to
     Post- Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 41").

A(2) Articles Supplementary dated October 15, 1993 increasing authorized capital stock. Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A ("Post Effective Amendment No. 39").

A(3) Articles of Amendment  dated March 31, 1994.  Incorporated  by reference to
     Post-Effective Amendment No. 41.

A(4) Articles   Supplementary   dated  March  31,  1994  reclassifying   shares.
     Incorporated by reference to Post-Effective Amendment No. 41.

A(5) Articles Supplementary dated May 24, 1994 designating and classifying shares. Incorporated by reference to Post-Effective Amendment No. 39.

A(6) Articles of Amendment dated October 17, 1994.  Incorporated by reference to
     Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 31").

A(7) Articles   Supplementary  dated  December  19,  1994  designating  classes.
     Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 32").

A(8) Articles of  Amendment  dated June 9, 1995.  Incorporated  by  reference to
     Post-Effective Amendment No. 39.

A(9) Articles of Amendment dated August 30, 1995. Incorporated by reference to Post-Effective Amendment No. 39.

A(10)Articles   Supplementary  dated  August  31,  1995  reclassifying   shares.
     Incorporated by reference to Post-Effective Amendment No. 39.

A(11)Articles of Amendment dated October 31, 1995 designating and classifying shares. Incorporated by reference to Post-Effective Amendment No. 41.

A(12)Articles  of   Amendment   dated   November   22,  1995   designating   and
     reclassifying shares. Incorporated by reference to Post-Effective Amendment No. 41.

A(13)Articles of  Amendment  dated July 15, 1996.  Incorporated  by reference to
     Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A ("Post-Effective Amendment No. 53").

A(14)Articles of Amendment dated February 27, 1997. Incorporated by reference to Post-Effective Amendment No. 53.

A(15) Articles of Amendment dated August 13, 1997.  Incorporated by reference to
      Post-Effective Amendment No. 53.

A(16)Articles of Amendment dated October 30, 1997.  Incorporated by reference to
     Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A.

A(17)Articles of Amendment  dated March 25, 1998.  Incorporated  by reference to
     Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A.

A(18) Articles of Amendment dated July 30, 1998.  Incorporated by reference to
      Post-Effective Amendement No. 67.

B     Bylaws.  Incorporated by reference to Pre-Effective Amendment No. 53

D(1) Form of Investment Management Agreement between Mellon Bank, N.A. and the Registrant. Incorporated by reference to Post-Effective Amendment No. 41.

D(2) Assignment and Assumption  Agreement  among Mellon Bank,  N.A., The Dreyfus
     Corporation   and  the  Registrant   (relating  to  Investment   Management
     Agreement). Incorporated by reference to Post-Effective Amendment No. 31.

D(3) Amended Exhibit A to Investment  Management  Agreement between Mellon Bank,
     N.A. and the Registrant. Incorporated by reference to Post-Effective Amendement No. 67.

D(4) Sub-Investment Advisory Agreement between The Dreyfus Corporation and Fayez
     Sarofim & Co. with respect to Dreyfus Tax-Smart Growth Fund. Incorporated by reference to

      Post-Effective Amendment No. 67.

E(1) Distribution Agreement between Premier Mutual Fund Services, Inc. and the Registrant. Incorporated by reference to Post-Effective Amendment No. 31.

E(2) Amended Exhibit A to Distribution Agreement between and Premier Mutual Fund
     Services,   Inc.  and  the   Registrant.   Incorporated   by  reference  to
     Post-Effective Amendment No. 67.

F     Not Applicable.

G(1) Form of Custody  Agreement  between the  Registrant  and Mellon Bank,  N.A.
     Incorporated by reference to Post-Effective Amendment No. 41.

G(2) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston Safe Deposit and Trust Company. Incorporated by reference to Post-Effective Amendment No. 67.

H     Not Applicable.

I(1) Opinion of counsel. Incorporated by reference to the Registration Statement and to Post-Effective Amendment No. 32 and Post-Effective Amendment No. 56 and Post-Effective Amendment No. 67.


I(2 )  Consent of Counsel.  To be filed.

J     Consent of KPMG LLP.  To be filed.


K Letter of Investment Intent. Incorporated by reference to the Registration Statement.

M(1) Restated Distribution Plan (relating to Investor Shares and Class A Shares)
     for Dreyfus Bond Market Index Fund, Dreyfus International Equity Allocation Fund, Dreyfus Institutional Government Money Market Fund, Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional U.S. Treasury Money Market Fund, Dreyfus Money Market Reserves, Dreyfus Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus U.S. Treasury
     Reserves, Dreyfus Premier Balanced Fund, Dreyfus Premier Limited Term Income Fund, Dreyfus Premier Small Company Stock Fund and Dreyfus Disciplined Intermediate Bond Fund. Incorporated by reference to Post-Effective Amendment No. 31.

M(2) Restated Distribution Plan for Dreyfus Disciplined Stock Fund Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement ("Post-Effective Amendment No. 61").

M(3) Form of  Distribution  and Service  Plans  (relating  to Class B Shares and
     Class C Shares). Incorporated by reference to Post-Effective Amendment No. 32.

M(4) Distribution Plan for Dreyfus Tax-Smart Growth Fund and Dreyfus Disciplined
     Smallcap Stock Fund. Incorporated by reference to Post-Effective Amendment No. 67.

N    Rule 18f-3 Plans. Incorporated by reference to Post-Effective Amendment No.
     61.

Other Exhibits

(1) Powers of Attorney of the Directors dated June 15, 1998. Incorporated by reference to Post-Effective Amendment No. 65. Powers of Attorney of the Directors dated June 1, 1999. Incorporated by reference to Post-Effective Amendment No. 73.

(2) Power of Attorney of Marie E. Connolly dated July 6, 1998. Incorporated by reference to Post-Effective Amendment No. 65.

Item 24.    Persons Controlled by or Under Common Control with Registrant

      Not Applicable.

      Item 25.    Indemnification
      ---------------------------

(a) Subject to the exceptions and limitations contained in Section (b) below:

            (i) every person who is, or has been a Director or officer of the Registrant (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Funds; or

            (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                  (A)  by the court or other body approving the settlement;

                  (B) by at least a majority of those Directors who are neither interested persons of the Registrant nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Directors, or by independent counsel.

(c) The Registrant may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability. The Registrant may not acquire or obtain a contract for insurance that protects or purports to protect any Covered Person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph
(a) above may be paid by the appropriate Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification hereunder; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments or (iii) either a majority of the Directors who are neither interested persons of the funds nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification hereunder.

Item 26.    Business and Other Connections of the Investment Adviser

      Investment Adviser -- The Dreyfus Corporation

      The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26           Business and Other Connections of Investment Adviser (continued)

                  Officers and Directors of Investment Adviser


Name and Position
With Dreyfus                       Other Businesses                      Position Held              Dates
Christopher M. Condron             Franklin Portfolio Associates, LLC*   Director                   1/97 - Present
Chairman of the Board and
Chief Executive Officer            TBCAM Holdings, Inc.*                 Director                   10/97 - Present
                                                                         President                  10/97 - 6/98
                                                                         Chairman                   10/97 - 6/98

                                   The Boston Company                    Director                   1/98 - Present
                                   Asset Management, LLC*                Chairman                   1/98 - 6/98
                                                                         President                  1/98 - 6/98

                                   The Boston Company                    President                  9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                   4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                   1/97 - Present


                                   Certus Asset Advisors Corp.**         Director                   6/95 -Present

                                   Mellon Capital Management             Director                   5/95 -Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                    5/95 -1/98

                                   Mellon Equity Associates, LLP+        Executive Committee        1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                    5/95 - 1/98

                                   Boston Safe Advisors, Inc. *          Director                   5/95 - Present
                                                                         President                  5/95 - Present

                                   Mellon Bank, N.A. +                   Director                   1/99 - Present
                                                                         Chief Operating Officer    3/98 - Present
                                                                         President                  3/98 - Present
                                                                         Vice Chairman              11/94 - 3/98

                                   Mellon Financial Corporation+              Chief Operating Officer    1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              11/94 - 1/99
Christopher M. Condron             The Boston Company, Inc.*             Vice Chairman              1/94 - Present
Chairman and Chief Executive                                             Director                   5/93 - Present
Officer
(Continued)                        Laurel Capital Advisors, LLP+         Exec. Committee            1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                    10/93 - 1/98


                                   Boston Safe Deposit and Trust         Director                   5/93 -Present
                                   Company*

                                   The Boston Company Financial          President                  6/89 - Present
                                   Strategies, Inc. *                    Director                   6/89 - Present


Mandell L. Berman                  Self-Employed                         Real Estate Consultant,    11/74 -  Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Burton C. Borgelt                  DeVlieg Bullard, Inc.                 Director                   1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+              Director                   6/91 - Present

                                   Mellon Bank, N.A. +                   Director                   6/91 - Present

                                   Dentsply International, Inc.          Director                   2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                   3/93 - Present
                                   Lincolnshire, IL

Stephen E. Canter                  Dreyfus Investment                    Chairman of the Board      1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                   5/95 - Present
Officer, Chief Investment                                                President                  5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                   2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee        1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee        1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates, LLC*   Director                   2/99 - Present

                                   Franklin Portfolio Holdings, Inc.*    Director                   2/99 - Present

                                   The Boston Company Asset              Director                   2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                   2/99 - Present

                                   Mellon Capital Management             Director                   1/99 - Present
                                   Corporation***



Stephen E. Canter                  Founders Asset Management, LLC****    Member, Board of           12/97 - Present
President, Chief Operating                                               Managers
Officer, Chief Investment                                                Acting Chief Executive     7/98 - 12/98
Officer, and Director                                                    Officer
(Continued)
                                   The Dreyfus Trust Company+++          Director                   6/95 - Present
                                                                         Chairman                   1/99 - Present
                                                                         President                  1/99 - Present
                                                                         Chief Executive Officer    1/99 - Present

Thomas F. Eggers                   Dreyfus Service Corporation++         Executive Vice President   4/96 - Present
Vice Chairman - Institutional                                            Director                   9/96 - Present
and Director
                                   Founders Asset Management, LLC****    Member, Board of Managers  2/99 - Present


                                   Dreyfus Service Organization++        Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                   11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

Steven G. Elliott                  Mellon Financial Corporation+              Senior Vice Chairman       1/99 - Present
Director                                                                 Chief Financial Officer    1/90 - Present
                                                                         Vice Chairman              6/92 - 1/99
                                                                         Treasurer                  1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman       3/98 - Present
                                                                         Vice Chairman              6/92 - 3/98
                                                                         Chief Financial Officer    1/90 - Present

                                   Mellon EFT Services Corporation       Director                   10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                   1/96 - Present
                                   Corporation #1                        Vice President             1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President             5/93 - Present

                                   APT Holdings Corporation              Treasurer                  12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                   12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                 10/90 - 2/99
                                   500 Grant Street                      Director                   9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President             9/88 - 2/99
                                                                         Treasurer                  9/88 - 2/99




Steven G. Elliott                  Mellon Financial Company+             Principal Exec. Officer    1/88 - Present
Director (Continued)                                                     Chief Financial Officer    8/87 - Present

                                   Mellon Overseas Investments           Director                   8/87 - Present
                                   Corporation+                          President                  8/87 - Present

                                                                         Director                   4/88 - Present
                                                                         Chairman                   7/89 - 11/97
                                   Mellon International Investment       President                  4/88 - 11/97
                                   Corporation+                          Chief Executive Officer    4/88 - 11/97

                                                                         Director                   9/89 - 8/97



                                   Mellon Financial Services             Treasurer                  12/87 - Present
                                   Corporation +

                                   Mellon Financial Markets, Inc.+       Director                   1/99 - Present

                                   Mellon Financial Services             Director                   1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                   1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                   1/99 - Present

Lawrence S. Kash                   Dreyfus Investment                    Director                   4/97 - Present
Vice Chairman                      Advisors, Inc.++
And Director
                                   Dreyfus Brokerage Services, Inc.      Chairman                   11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer    11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                   1/95 - 2/99
                                                                         President                  9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                   3/96 - 12/98
                                                                         President                  10/96 - 12/98

                                   Dreyfus Service                       Director                   12/94 - 3/99
                                   Organization, Inc.++                  President                  1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                   1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                   5/97 - 3/99
                                   Massachusetts, Inc.++++               President                  5/97 - 3/99
                                                                         Director                   5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                   1/97 - 1/99
                                                                         President                  2/97 - 1/99
                                                                         Chief Executive Officer    2/97 - 1/99
                                                                         Director                   12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                   5/97 - 6/99
                                   Corporation++                         President                  5/97 - 6/99
                                                                         Director                   12/94 - 6/99

                                   Founders Asset Management, LLC****    Member, Board of Managers  12/97 - Present

Lawrence S. Kash                   The Boston Company Advisors,          Chairman                   12/95 - Present
Vice Chairman                      Inc.                                  Chief Executive Officer    12/95 - Present
And Director (Continued)           Wilmington, DE                        President                  12/95 - Present

                                   The Boston Company, Inc.*             Director                   5/93 - Present
                                                                         President                  5/93 - Present

                                   Mellon Bank, N.A.+                    Executive Vice President
                                                                                                    6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                   1/98 - 8/98
                                                                         Executive Committee        1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer    1/98 - 8/98
                                                                         President                  1/98 - 8/98


                                   Laurel Capital Advisors, Inc. +       Trustee                    12/91 - 1/98
                                                                         Chairman                   9/93 - 1/98
                                                                         President and CEO          12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                   5/93 - Present
                                                                         President                  5/93 - Present

Martin G. McGuinn                  Mellon Financial Corporation+              Chairman                   1/99 - Present
Director                                                                 Chief Executive Officer    1/99 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                   3/98 - Present
                                                                         Chief Executive Officer    3/98 - Present
                                                                         Director                   1/98 - Present
                                                                         Vice Chairman              1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman              12/96 - Present

                                   Mellon Bank (DE) National             Director                   4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                   1/96 - 4/98
                                   Association
                                   Rockville, Maryland

                                   Mellon Financial                      Vice President             9/86  - 10/97
                                   Corporation (MD)
                                   Rockville, Maryland

J. David Officer                   Dreyfus Service Corporation++         Executive Vice President   5/98 - Present
Vice Chairman                                                            Director                   3/99 - Present
And Director
                                   Dreyfus Service Organization++        Director                   3/99 - Present

                                   Dreyfus Insurance Agency of           Director                   5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                   3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                   10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                   4/97 - Present



J. David Officer                   Mellon Trust of Florida, N.A.         Director                   8/97 - Present
Vice Chairman and                  2875 Northeast 191st Street
Director (Continued)               North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President   7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman              1/97 - Present
                                                                         Director                   7/96 - Present

                                   Mellon Preferred Capital              Director                   11/96 - Present
                                   Corporation*

                                   RECO, Inc.*                           President                  11/96 - Present
                                                                         Director                   11/96 - Present

                                   The Boston Company Financial          President                  8/96 - Present
                                   Services, Inc.*                       Director                   8/96 - Present

                                   Boston Safe Deposit and Trust         Director                   7/96 - Present
                                   Company*                              President                  7/96 - 1/99



                                   Mellon Trust of New York              Director                   6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                   6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon Bank, N.A.+                    Executive Vice President   2/94 - Present

                                   Mellon United National Bank           Director                   3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                   12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                   9/96 - Present

                                   Dreyfus Investment Services           Director                   4/96 - Present
                                   Corporation+

Richard W. Sabo                    Founders Asset Management LLC****     President                  12/98 - Present
Director                                                                 Chief Executive Officer    12/98 - Present

                                   Prudential Securities
                                   New York, NY                          Senior Vice President      07/91 - 11/98
                                                                         Regional Director          07/91 - 11/98

Richard F. Syron                   Thermo Electron                       President                  6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer    6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                   4/94 -6/99
                                   86 Trinity Place                      Chief Executive Officer    4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Franklin Portfolio Holdings, Inc.*    Director                   3/97 - Present
Vice Chairman
                                   TBCAM Holdings, Inc.*                 Chairman                   6/98 - Present
                                                                         Director                   10/97 - Present

Ronald P. O'Hanley                 The Boston Company Asset              Chairman                   6/98 - Present
Vice Chairman                      Management, LLC*                      Director                   1/98 - 6/98
(Continued)
                                   The Boston Company Asset              Director                   2/97 - 12/97
                                   Management, Inc. *

                                   Boston Safe Advisors, Inc. *          Chairman                   6/97 - Present
                                                                         Director                   2/97 - Present

                                   Pareto Partners                       Partner Representative     5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                   5/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                   2/97 - Present

                                   Mellon Bond Associates+               Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon Equity Associates+             Trustee                    2/97 - Present
                                                                         Chairman                   2/97 - Present

                                   Mellon-France Corporation+            Director                   3/97 - Present

                                   Laurel Capital Advisors+              Trustee                    3/97 - Present

Mark N. Jacobs                     Dreyfus Investment                    Director                   4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                  10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                   3/96 - Present

                                   The TruePenny Corporation++           President                  10/98 - Present
                                                                         Director                   3/96 - Present

                                   Dreyfus Service                       Director                   3/97 - 3/99
                                   Organization, Inc.++


William H. Maresca                 The Dreyfus Trust Company+++          Chief Financial Officer    3/99 - Present
Controller                                                               Treasurer                  9/98 - Present
                                                                         Director                   3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer    12/98 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                  10/98 -Present

                                   Dreyfus Investment                    Treasurer                  10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President             10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President             10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                  10/98 - 12/98

                                   The Trotwood Corporation++            Vice President             10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President             10/98 - Present

William H. Maresca                 Trotwood Hunters Site A Corp. ++      Vice President             10/98 - Present
Controller (Continued)
                                   Dreyfus Transfer, Inc.                Chief Financial Officer    5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                  3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer       3/93 - 3/99

                                   Dreyfus Insurance Agency of
                                   Massachusetts, Inc.++++               Assistant Treasurer        5/98 - Present

William T. Sandalls, Jr.           Dreyfus Transfer, Inc.                Chairman                   2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                   1/96 - Present
                                                                         Executive Vice President   2/97 - Present
                                                                         Chief Financial Officer    2/97-12/98

                                   Dreyfus Investment                    Director                   1/96 - Present
                                   Advisors, Inc.++                      Treasurer                  1/96 - 10/98


                                   Dreyfus-Lincoln, Inc.                 Director                   12/96 - Present
                                   4500 New Linden Hill Road             President                  1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                   1/96 - 10/98
                                                                         Treasurer                  10/96 - 10/98

                                   The Dreyfus Consumer                  Director                   1/96 - Present
                                   Credit Corp.++                        Vice President             1/96 - Present
                                                                         Treasurer                  1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                   1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                  10/96- 3/99
                                   Inc.++


                                   Dreyfus Insurance Agency of           Director                   5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                  5/97- 3/99
                                                                         Executive Vice President   5/97 - 3/99

Diane P. Durnin                    Dreyfus Service Corporation++         Senior Vice President -    5/95 - 3/99
Vice President - Product                                                 Marketing and
Development                                                              Advertising Division

Patrice M. Kozlowski               None
Vice President - Corporate
Communications

Mary Beth Leibig                   None
Vice President -
Human Resources

Theodore A. Schachar               Dreyfus Service Corporation++         Vice President -Tax        10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                   6/99 - Present
                                   Corporation ++                        President                  6/99 - Present

                                   Dreyfus Investment Advisors, Inc.++   Vice President - Tax       10/96 - Present

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax       10/96 - 12/98

                                   Dreyfus Service Organization, Inc.++ Vice President - Tax       10/96 - Present

Wendy Strutt                       None
Vice President

Richard Terres                     None
Vice President

Andrew S. Wasser                   Mellon Financial Corporation+              Vice President             1/95 - Present
Vice-President -
Information Systems

James Bitetto                      The TruePenny Corporation++           Secretary                  9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary        8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary        7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary        7/98 - Present
                                   Organization, Inc.++

Steven F. Newman                   Dreyfus Transfer, Inc.                Vice President             2/97 - Present
Assistant Secretary                One American Express Plaza            Director                   2/97 - Present
                                   Providence, RI 02903                  Secretary                  2/97 - Present

                                   Dreyfus Service                       Secretary                  7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary        5/98 - 7/98





------------------------------------
*     The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**    The address of the business so  indicated  is One Bush Street,  Suite 450, San Francisco, California 94104.
***   The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.
+     The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++    The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++   The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++  The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109
****  The address of the business so indicated is 2930 East Third Avenue,Denver, Colorado 80206.





Item 27.    Principal Underwriters

--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)  Comstock Partners Funds, Inc.
2)  Dreyfus A Bonds Plus, Inc.
3)  Dreyfus Appreciation Fund, Inc.
4)  Dreyfus Asset Allocation Fund, Inc.
5)  Dreyfus Balanced Fund, Inc.
6)  Dreyfus BASIC GNMA Fund
7)  Dreyfus BASIC Money Market Fund, Inc.
8)  Dreyfus BASIC Municipal Fund, Inc.
9)  Dreyfus BASIC U.S. Government Money Market Fund
10) Dreyfus California Intermediate Municipal Bond Fund
11) Dreyfus California Tax Exempt Bond Fund, Inc.
12) Dreyfus California Tax Exempt Money Market Fund
13) Dreyfus Cash Management
14) Dreyfus Cash Management Plus, Inc.
15) Dreyfus Connecticut Intermediate Municipal Bond Fund
16) Dreyfus Connecticut Municipal Money Market Fund, Inc.
17) Dreyfus Florida Intermediate Municipal Bond Fund
18) Dreyfus Florida Municipal Money Market Fund
19) The Dreyfus Fund Incorporated
20) Dreyfus Global Bond Fund, Inc.
21) Dreyfus Global Growth Fund
22) Dreyfus GNMA Fund, Inc.
23) Dreyfus Government Cash Management Funds
24) Dreyfus Growth and Income Fund, Inc.
25) Dreyfus Growth and Value Funds, Inc.
26) Dreyfus Growth Opportunity Fund, Inc.
27) Dreyfus Debt and Equity Funds
28) Dreyfus Index Funds, Inc.
29) Dreyfus Institutional Money Market Fund
30) Dreyfus Institutional Preferred Money Market Fund
31) Dreyfus Institutional Short Term Treasury Fund
32) Dreyfus Insured Municipal Bond Fund, Inc.
33) Dreyfus Intermediate Municipal Bond Fund, Inc.
34) Dreyfus International Funds, Inc.
35) Dreyfus Investment Grade Bond Funds, Inc.
36) Dreyfus Investment Portfolios
37) The Dreyfus/Laurel Funds Trust
38) The Dreyfus/Laurel Tax-Free Municipal Funds
39) Dreyfus LifeTime Portfolios, Inc.
40) Dreyfus Liquid Assets, Inc.
41) Dreyfus Massachusetts Intermediate Municipal Bond Fund
42) Dreyfus Massachusetts Municipal Money Market Fund
43) Dreyfus Massachusetts Tax Exempt Bond Fund
44) Dreyfus MidCap Index Fund
45) Dreyfus Money Market Instruments, Inc.
46) Dreyfus Municipal Bond Fund, Inc.
47) Dreyfus Municipal Cash Management Plus
48) Dreyfus Municipal Money Market Fund, Inc.
49) Dreyfus New Jersey Intermediate Municipal Bond Fund
50) Dreyfus New Jersey Municipal Bond Fund, Inc.
51) Dreyfus New Jersey Municipal Money Market Fund, Inc.
52) Dreyfus New Leaders Fund, Inc.
53) Dreyfus New York Insured Tax Exempt Bond Fund
54) Dreyfus New York Municipal Cash Management
55) Dreyfus New York Tax Exempt Bond Fund, Inc.
56) Dreyfus New York Tax Exempt Intermediate Bond Fund
57) Dreyfus New York Tax Exempt Money Market Fund
58) Dreyfus U.S. Treasury Intermediate Term Fund
59) Dreyfus U.S. Treasury Long Term Fund
60) Dreyfus 100% U.S. Treasury Money Market Fund
61) Dreyfus U.S. Treasury Short Term Fund
62) Dreyfus Pennsylvania Intermediate Municipal Bond Fund
63) Dreyfus Pennsylvania Municipal Money Market Fund
64) Dreyfus Premier California Municipal Bond Fund
65) Dreyfus Premier Equity Funds, Inc.
66) Dreyfus Premier International Funds, Inc.
67) Dreyfus Premier GNMA Fund
68) Dreyfus Premier Worldwide Growth Fund, Inc.
69) Dreyfus Premier Municipal Bond Fund
70) Dreyfus Premier New York Municipal Bond Fund
71) Dreyfus Premier State Municipal Bond Fund
72) Dreyfus Premier Value Equity Funds
73) Dreyfus Short-Intermediate Government Fund
74) Dreyfus Short-Intermediate Municipal Bond Fund
75) The Dreyfus Socially Responsible Growth Fund, Inc.
76) Dreyfus Stock Index Fund, Inc.
77) Dreyfus Tax Exempt Cash Management
78) The Dreyfus Third Century Fund, Inc.
79) Dreyfus Treasury Cash Management
80) Dreyfus Treasury Prime Cash Management
81) Dreyfus Variable Investment Fund
82) Dreyfus Worldwide Dollar Money Market Fund, Inc.
83) Founders Funds, Inc.
84) General California Municipal Bond Fund, Inc.
85) General California Municipal Money Market Fund
86) General Government Securities Money Market Fund, Inc.
87) General Money Market Fund, Inc.
88) General Municipal Bond Fund, Inc.
89) General Municipal Money Market Funds, Inc.
90) General New York Municipal Bond Fund, Inc.
91) General New York Municipal Money Market Fund





                                                             Positions and
Name and principal         Positions and offices with        offices with
business address           the Distributor                   Registrant
__________________         ___________________________       _____________

Marie E. Connolly+         Director, President, Chief        President and
                           Executive Officer and Chief       Treasurer
                           Compliance Officer

Joseph F. Tower, III+      Director, Senior Vice President,  Vice President
                           Treasurer and Chief Financial     and Assistant
                           Officer                           Treasurer

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Jean M. O'Leary+           Assistant Vice President,         None
                           Assistant Secretary and
                           Assistant Clerk

William J. Nutt+           Chairman of the Board             None

Stephanie D. Pierce++      Vice President                    Vice President,
                                                             Assistant Secretary
                                                             and Assistant
                                                             Treasurer

Patrick W. McKeon+         Vice President                     None

Joseph A. Vignone+         Vice President                     None


________________________________
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 28.             Location of Accounts and Records
_______              ________________________________

                     1.    Mellon Bank, N.A.
                           One Mellon Bank Center
                           Pittsburgh, Pennsylvania 15258


                     2.    Dreyfus Transfer, Inc.
                           P.O. Box 9671
                           Providence, Rhode Island 02940-9671


                     3.    The Dreyfus Corporation
                           200 Park Avenue
                           New York, New York 10166

Item 29.   Management Services
_______    ___________________

           Not Applicable

Item 30.   Undertakings
_______    ____________

             None





                                         SIGNATURES
                                         __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 20th day of December, 1999.

            The Dreyfus/Laurel Funds, Inc.


            BY:  /s/Marie E. Connolly*
                  ------------------------------
                  MARIE E. CONNOLLY, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signature                            Title                            Date
__________________________          ___________________                 ________


/s/Marie E. Connolly*               President, Treasurer                12/23/99
__________________________
Marie E. Connolly

/s/Joseph S. DiMartino*             Director                            12/23/99
__________________________
Joseph S. DiMartino

/s/James M. Fitzgibbons*            Director                            12/23/99
__________________________
James M. Fitzgibbons

/s/J. Tomlinson Fort*               Director                            12/23/99
__________________________
J. Tomlinson Fort

/s/Arthur L. Goeschel*              Director                            12/23/99
__________________________
Arthur L. Goeschel

/s/Kenneth A. Himmel*               Director                            12/23/99
__________________________
Kenneth A. Himmel

/s/Stephen J. Lockwood*             Director                            12/23/99
__________________________
Stephen J. Lockwood

/s/John Sciullo*                    Director                            12/23/99
__________________________
John Sciullo

/s/Roslyn M. Watson*                Director                            12/23/99
--------------------------
Roslyn M. Watson

/s/Benaree Pratt Wiley*             Director                            12/23/99
--------------------------
Benaree Pratt Wiley



*BY:  /s/Stephanie D. Pierce
      ---------------------
      Stephanie D. Pierce
      Attorney-in-Fact